SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

REGISTRATION NO. 33-7699

Post-Effective Amendment No. 37

and

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

REGISTRATION NO. 811-4786

Amendment No. 37

ARIEL INVESTMENT TRUST

200 East Randolph Drive, Suite 2900

Chicago, Illinois 60601

(312) 726-0140

Agent for service:	With copies to:
Sheldon R. Stein Ariel Investment Trust 200 East Randolph Drive, Suite 2900 Chicago, Illinois 60601 312.726.0140	Arthur Don Seyfarth Shaw LLP 131 South Dearborn Street, Suite 2400 Chicago, Illinois 60603 312.460.5611	Cameron S. Avery Bell, Boyd & Lloyd LLP 70 West Madison Street, Suite 3100 Chicago, Illinois 60602 312.807.4302

It is proposed that this filing will become effective:

☐  immediately upon filing pursuant to paragraph (b)

☒  on February 1, 2008 pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☐  on (date) pursuant to paragraph (a)(1)

☐  75 days after filing pursuant to paragraph (a)(2)

☐  on (date) pursuant to paragraph (a)(2) of rule 485.

Title of Securities Being Registered: Shares of Beneficial Interest of:

Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

EXPLANATORY NOTE

This Post-Effective Amendment No. 37 to the Registration Statement contains:

Prospectus

Statement of Additional Information

Part C and Signature Pages

Exhibits

Prospectus

FEBRUARY 1, 2008

Ariel Fund Ariel Appreciation Fund Ariel Focus Fund

The Securities and Exchange Commission has not approved or disapproved of the shares of the Funds, nor has it determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Overview	1

The Funds’ Value Approach In-depth	8

How the Funds are Organized	11

Managing Your Ariel Account	16

Privacy Notice	27

Financial Highlights	28

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Overview

Ariel Fund,

Ariel Appreciation Fund

and Ariel Focus Fund

are no-load mutual funds

that seek long-term

capital appreciation.

Principal Investment Strategy

Ariel Fund invests primarily in the stocks of companies with market capitalizations between $1 billion and $5 billion.

Ariel Appreciation Fund invests primarily in the stocks of companies with market capitalizations between $2.5 billion and $15 billion.

Ariel Focus Fund invests primarily in the stocks of companies with market capitalizations in excess of $10 billion.

Over time, the market capitalizations for the Funds may change. The market capitalization ranges listed above reflect those currently being utilized when purchasing securities for the Funds.

The essence of the Funds’ strategy is a combination of patience and stock selection. Each of the Funds holds investments for a relatively long period of time—typically two to five years. During a longer-term investment horizon, the companies in a Fund’s portfolio may increase in market capitalization. As long as a portfolio company otherwise meets a Fund’s investment criteria and style, increased capitalization does not prevent a Fund from holding or buying more shares.

The Funds’ investment adviser, Ariel Capital Management, LLC (“Ariel” or the “Adviser”), concentrates on long-term investing. Ariel believes that this patient approach allows it to take advantage of buying opportunities that frequently arise from Wall Street’s excessive focus on the short-term.

The Funds seek to invest in quality companies in industries in which Ariel has expertise. The Funds only buy when Ariel determines that these businesses are selling at excellent values.

Quality companies typically share several attributes that Ariel believes should result in capital appreciation over time:

•   High barriers to entry

•   Sustainable competitive advantages

•   Predictable fundamentals that allow for double digit earnings growth

•   Skilled management teams

•   Solid financials

Both Ariel Fund and Ariel Appreciation Fund are diversified funds, and each Fund generally will hold no more than 50 securities in its portfolio. Ariel Focus Fund is non-diversified, which means that it is not limited under the Investment Company Act of 1940 to a percentage of assets that it may invest in any one company. Ariel Focus Fund could own as few as 12 securities, but will generally own about 20 securities in its portfolio.

Market capitalization, or “market cap,” is a way of describing a company’s size. It is the total number of a company’s outstanding shares multiplied by the current price of its stock. The chart below shows the weighted average market capitalization of companies held by the Funds, as well as companies in the Standard & Poor’s 500 Index and each Fund’s primary benchmark.

Average Market
Capitalization ($ weighted) as of 12/31/07
(in billions of dollars)

2

Principal Investment Risks

Although the Adviser makes every effort to achieve each Fund’s objective of long-term capital appreciation, the Adviser cannot guarantee it will attain that objective. You could lose money on your purchase of shares in any of the Funds.

The table below lists some of the principal risks of investing in the Funds and the measures the Adviser takes in attempting to limit those risks:

Risks	How the Adviser attempts to manage risks

The stocks in companies held by the Funds could fall out of favor.	The Funds avoid startup ventures and highly cyclical or speculative companies, and seek companies with solid financials and proven records.

As each Fund holds relatively few stocks, a fluctuation in one stock could significantly affect a Fund’s overall performance. In addition, Ariel Focus Fund is a non-diversified fund.	The Adviser researches stocks thoroughly before purchase. Once a stock has been added to a Fund, it is monitored regularly and its contribution to Fund performance is reviewed on an ongoing basis.

The general level of stock prices could decline.	The Funds buy stocks whose prices are low relative to the Adviser’s valuation of the business; such stocks have generally done better than the market average in past declines.

Returns from small and medium capitalization stocks could trail returns from the overall stock market. The performance of such stocks also could be more volatile.	The Adviser researches stocks thoroughly before purchase and intends to hold them for a relatively long period of time.

Ariel Focus Fund may invest up to 20% of its assets in securities of foreign companies; Ariel Fund and Ariel Appreciation Fund may invest up to 10% of their respective assets in securities of such compa-nies. Foreign securities may involve risks of currency fluctuation and adverse developments in the foreign countries.

The Adviser thoroughly researches foreign companies and the risks of foreign investments, and expects to invest mainly in American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) and avoid “emerging” markets. Both ADRs and GDRs are a means of reducing costs when buying shares in a foreign company. However, the risks of buying foreign securities are not eliminated by ADRs or GDRs.

You should consider investing in the Funds if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Although past performance cannot predict future results, stock investments historically have outperformed most bond and money market investments. However, this higher return has come at the expense of greater short-term price fluctuations. Thus, you should not consider investing in the Funds if you anticipate a near-term need—typically within five years—for either the principal or the gains from your investment.

* An investment in any of the Funds, like any mutual fund, is not a bank deposit. A mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporationor any other government agency.

3

Total Returns After Fees and Expenses

For each Fund, you should evaluate total return in light of the Fund’s particu-lar investment objectives and policies, as well as general market conditions during the reported time periods. The bar charts and tables on the following pages can help you evaluate the potential risk and reward of investing in the Funds by noting changes in the Funds’ performance from year to year. They show how the Funds’ average annual total returns for the last one, five and ten years, and since inception, compare with those of a broad measure of market performance. They also show Ariel Fund’s and Ariel Appreciation Fund’s total returns for each of the last ten calendar years and Ariel Focus Fund’s total returns for each calendar year since inception.Total return measures the change in the price of a mutual fund investment, assuming that all dividend income and capital gain distributions are reinvested.

The tables compare average annual total returns for the Funds with standard benchmark indices: the Russell 2500 Value Index, Russell 2500 Index and S&P 500 Index for Ariel Fund; the Russell Midcap Value Index, Russell Midcap Index and S&P 500 Index for Ariel Appreciation Fund; and the Russell 1000 Value Index, Russell 1000 Index and S&P 500 Index for Ariel Focus Fund. The indices do not represent the actual returns an investor might experience, rather, they measure overall market returns. In addition, indices do not take into account the costs of buying and selling securities or managing a mutual fund, which are paid by the Funds.

Please note:

•   For the average annual total return tables, the after-tax returns are calculated using the current individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

•         Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

•          After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (IRAs).

•         If returns are negative, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes as the resulting capital losses from the sale of Fund shares would be available to offset capital gains from other investments.

* The Russell 2500 Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios.

The Russell 2500 Index measures the performance of small and mid-sized companies.

The Russell Midcap Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios.

The Russell Midcap Index measures the performance of mid-sized companies.

The Russell 1000 Value Index measures the performance of large-sized, value-oriented companies with lower price-to-earnings ratios.

The Russell 1000 Index measures the performance of large-sized companies.

The S&P 500 Index is a broad market-weighted index dominated by large-sized companies.

4

Ariel Fund—ARGFX

Inception: November 6, 1986

Total Return (Before Taxes) for the Year Ended December 31

Best Quarter:	4Q ‘98	20.10%
Worst Quarter:	3Q ‘98	-15.61%

Return for the fiscal quarter ended 12/31/07 was -6.73%. The Fund’s past performance is not indicative of future performance.

Average Annual Total Returns

	As of December 31, 2007
	1 Year	5 Years	10 Years	Since Inception
Return Before Taxes	-1.70%	11.32%	9.46%	12.77%
Return After Taxes on Distributions	-3.14%	10.38%	7.84%	10.97%
Return After Taxes on Distributions and Sale of Fund Shares	0.60%	9.78%	7.61%	10.68%
Russell 2500 Value Index (a)	-7.27%	16.17%	9.66%	12.61%
Russell 2500 Index (a)	1.38%	16.99%	9.01%	11.75%
S&P500 Index (a)	5.49%	12.83%	5.91%	11.31%

(a)Reflects no deductions for fees, expenses or taxes.

5

Ariel Appreciation Fund—CAAPX

Inception: December 1, 1989

Total Return (Before Taxes) for the Year Ended December 31

Best Quarter:	4Q ’98	23.38%
Worst Quarter:	3Q ’02	-15.96%

Return for the fiscal quarter ended 12/31/07 was -5.91%. The Fund’s past performance is not indicative of future performance.

Average Annual Total Returns

	As of December 31, 2007
	1 Year	5 Years	10 Years	Since Inception
Return Before Taxes	-1.40%	10.77%	9.04%	11.73%
Return After Taxes on Distributions	-2.94%	9.87%	7.78%	10.41%
Return After Taxes on Distributions and Sale of Fund Shares	0.94%	9.28%	7.47%	10.02%
Russell Midcap Value Index (a)	-1.42%	17.92%	10.18%	13.10%
Russell Midcap Index (a)	5.60%	18.21%	9.91%	12.78%
S&P 500 Index (a)	5.49%	12.83%	5.91%	10.63%

(a)Reflects no deductions for fees, expenses or taxes

Ariel Focus Fund—ARFFX

Inception: June 30, 2005

Total Return (Before Taxes) for the Year Ended December 31

Best Quarter:	4Q ‘06	8.76%
Worst Quarter:	4Q ‘07	-5.40%

Return for the fiscal quarter ended 12/31/07 was -5.40%. The Fund’s past performance is not indicative of future performance.

Average Annual Total Returns

	As of December 31, 2007
	1 Year	Since Inception
Return Before Taxes	-2.54%	5.71%
Return After Taxes on Distributions	-3.33%	5.10%
Return After Taxes on Distributions and Sale of Fund Shares	-1.51%	4.55%
Russell 1000 Value Index (a)	-0.17%	10.20%
Russell 1000 Index (a)	5.77%	10.63%
S&P500 Index (a)	5.49%	10.45%

(a)Reflects no deductions for fees, expenses or taxes.

6

Annual Operating Expenses

The table below describes the Funds’ fees and expenses. If you buy and hold shares in a Fund, you bear these fees indirectly. All of the Funds are “no-load” funds. You do not pay a sales charge when you buy or sell shares.

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

	percentage of average daily net fund assets
Management fees	0.57%	0.68%	0.75%
Distribution and service (12b-1) fees	0.25%	0.25%	0.25%
Other expenses	0.21%	0.19%	0.63%

Total annual operating expenses	1.03%	1.12%	1.63%*

Less fee waiver or expense reimbursement	—	—	(0.38)%

Net expenses	1.03%	1.12%	1.25%

Expenses may vary in future years.

* The Adviser is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2009. After that date, there is no assurance that such expenses will be limited.

Examples

The examples below illustrate the expenses you would incur on a $10,000 investment in Ariel Fund, Ariel Appreciation Fund or Ariel Focus Fund based on each Fund’s current level of expenses. The examples assume that each Fund earned an annual return of 5% over the periods shown and that you redeem your shares at the end of each time period.

	1 year	3 years	5 years	10 years

Ariel Fund	$105	$328	$569	$1,260
Ariel Appreciation Fund	$114	$356	$617	$1,363
Ariel Focus Fund	$127	$396	$686	$1,511

The examples are hypothetical and are presented for the purpose of comparing the Funds’ expense ratios with other mutual funds. They do not represent estimates of future expenses or returns, either of which may be greater or less than the amounts depicted.

Management fees are paid to the Adviser and cover the costs of managing a Fund’s investments and the costs of administration and accounting.

12b-1 fees are paid to the Funds’ distributor pursuant to a plan adopted by the Board of Trustees of the Funds under Rule 12b-1. These fees pay for promotion and distribution of Fund shares and services provided to shareholders. Because these fees are paid from Fund assets on an ongoing basis, these fees will increase the cost of your investment and you may pay more over time than for shares with other types of sales charge arrangements.

Other expenses include the costs of the Funds’ custodian and transfer agent, auditors, attorneys and independent trustees.

7

The Funds’ Value Approach In-depth

Investment Objective

The Funds pursue a common objective: long-term capital appreciation. The Funds invest for appreciation, not income. They seek stocks whose underlying value should increase over time. Any dividend and interest income the Funds earn is incidental to their fundamental objective. Ariel cannot guarantee any Fund will achieve capital appreciation in every circumstance, but Ariel is dedicated to that objective.

Investment Strategy and Approach

By concentrating on long-term investing, Ariel believes that its patient approach allows the Funds to take advantage of buying opportunities that frequently arise from Wall Street’s excessive focus on the short-term.

The Funds seek to invest in quality companies in industries where Ariel has expertise. The Funds only buy when Ariel determines that these businesses are selling at excellent values.

Quality

The Funds seek to invest in quality companies whose future prospects include high barriers to entry in the industry; sustainable competitive advantages; and predictable fundamentals that allow for annual double digit earnings growth. Ariel seeks companies with skilled management teams who are candid and honest; are able to clearly articulate and execute their business strategy; have proven they can attract and retain highly qualified staff; and have demonstrated they invest cash from operations wisely. The Funds seek to invest in companies with quality financials including high returns on capital and strong balance sheets.

Expertise

Ariel’s industry concentration is designed to add value in areas in which it has expertise. Ariel believes that its reading of trade publications, newspapers, press releases, company financials and other corporate communications is critical to its investment decision making. Ariel also relies on its expansive network of third-party contacts, which includes customers, suppliers and competitors, to independently verify its investment ideas.

* Barriers to entry are business dynamics which make it difficult for new competitors to enter an industry. These may include a dominant brand name, a patented technology or high customer switching costs.

Predictable fundamentals, such as consistent revenue growth, a large installed base of clients and lack of cyclicality, make the future cash flows of a business less volatile and therefore more valuable to investors.

8

Value

Ariel challenges conventional wisdom which allows it to stand out from the investing crowd. As disciplined investors, Ariel generally seeks to invest in companies when they are trading at a low valuation relative to potential earnings and/or a low valuation relative to intrinsic worth. As value investors, Ariel makes opportunistic purchases when companies that it believes are high quality are temporarily out of favor.

The responsibility factor

Ariel believes ethical business practices make good investment sense. The following table summarizes our review of the business practices of companies.

* The value of a company is not always reflected in its stock price. In its investment process, Ariel identifies companies with long-term, sustainable growth prospects that are trading at a significant discount to intrinsic value.

We do not invest in corporations whose primary source of revenue is derived from:

• the production or sale of tobacco products or

• the manufacture of handguns. We also screen out:

• nuclear energy companies as a result of their environmental liabilities.

We believe all of these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

We consider a company’s environmental record which includes reviewing research from Institutional Shareholder Services Inc. (ISS). This research examines many aspects of a company’s environmental record, including whether it is taking positive steps toward preserving our environment, whether a company is a defendant in any environmental cases and faces significant fines, and how the company performs relative to its peers within the respective industry on environmental issues.

We believe in the long run, a company that adopts environmentally sound policies is likely to face less government regulation of its business.

We encourage portfolio companies to have an open dialogue on:

• giving back to the community,

• a dedication to education, and

• proactive diversity practices.

A company that fosters community involvement among its employees should inspire community support.

Educating people on the benefits of saving and investing promotes a stable future. Additionally, we believe that a company that cultivates diversity is more likely to attract and recruit the best talent and broaden its markets in profitable new directions.

Investment Process: A Focus on Independent Research

Uncovering value

Ariel’s proprietary research process begins with Wall Street sources – financial analysts’ reports, press releases and company financial statements. Digging deeper, Ariel’s analysts review more than 150 newspapers, trade periodicals and technical journals. In this way, we believe we can uncover outstanding investment opportunities that others may miss.

Ariel applies the same intensive research approach once we have identified a candidate for investment. We scrutinize the company’s financial history and analyze its prospects. For each prospective investment, we develop independent long-range financial projections and detail the risks that the company may face.

A network of independent, third-party contacts reveals the invaluable insights of customers, suppliers, competitors and industry insiders, as well as other investment managers.

9

Ariel believes the character and quality of a company’s management is an important factor in determining its success. We believe the skill of the management team will help a company overcome unforeseen obstacles. In addition, the team’s contacts and experience may alert the company to emerging opportunities.

A portfolio consisting exclusively of stocks in these companies is highly select: Ariel Fund and Ariel Appreciation Fund generally contain no more than 50 stocks each; Ariel Focus Fund will generally own about 20 stocks.

A long-term view

Ariel believes the market will ultimately reward the companies in which the Funds invest, and we give them the time such recognition requires, typically two to five years and sometimes even longer. This long-term approach means that the Funds typically have low rates of turnover.

Each time a mutual fund turns over a holding (e.g., sells one stock to buy another or sells securities to meet redemptions) it normally incurs transaction charges that negatively impact investment returns – the higher the turnover rate, the more negative the impact of the transaction costs. High turnover rates can reduce investment performance while low turnover rates can enhance it. A low rate of turnover can offer yet another advantage because it may defer a fund’s taxable capital gains.

The Funds sell stocks when full valuation is reached or when the reasons for purchase no longer apply. The Funds believe a stock is fully valued when it is trading at a price-to-earnings ratio of more than 20 times next year’s earnings and/or it is no longer trading at a discount to our private market value calculation. The Funds also may sell a stock when there is a major change in the competitive landscape, a substantial shift in company fundamentals or a loss of faith in management’s abilities.

Foreign securities

Ariel Focus Fund may invest up to 20% of its net assets in foreign securities, as classified by the Adviser. Ariel Fund and Ariel Appreciation Fund may invest up to 10% of their respective net assets in foreign securities. Investments in foreign securities may be made through the purchase of individual securities on recognized foreign exchanges and developed over-the-counter markets, or through American Depositary Receipts or Global Depositary Receipts covering such securities. The Funds expect to invest in foreign securities mainly through ADRs or GDRs.

The value of foreign securities may be affected by changes in exchange rates, as well as other factors that affect securities prices. There generally is less information publicly available about foreign securities and foreign securities markets, and there may be less government regulation and supervision of foreign issuers and foreign securities markets. Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets. The Funds have not invested in, and do not currently expect to invest in, “emerging” foreign market securities.

Cash positions

At times Ariel may maintain larger than normal cash positions in a Fund. However, cash positions in a Fund are generally not held for defensive purposes, but are maintained while Ariel searches for compelling investments.

* Turnover is an indication of how long a fund typically holds the stocks it purchases. A turnover rate of 100% implies that a fund changes its entire investment portfolio every year. As a product of Ariel’s long-term investment strategy, turnover rates for the Funds tend to be low (i.e., less than 50% each year).

Full valuation occurs when the stock price of a company equals or exceeds Ariel’s proprietary determination of the intrinsic value of that company.

Price-to-earnings ratio is a valuation ratio of a company’s share price to its per-share earnings. In general, a high “P/E ratio” suggests that investors are expecting higher earnings growth in the future compared to companies with lower P/E ratios. Price-to-earnings ratio comparisons are more applicable for companies in the same industry, against the stock market in general or against the company’s own historical price-to-earnings ratio.

10

How the Funds are Organized

Board of Trustees

The Funds operate under the supervision of a Board of Trustees responsible to the shareholders of each Fund. The Trustees are:

Mellody L. Hobson

Chairman of the Board

President, Ariel Capital Management, LLC

Royce N. Flippin, Jr.*

Lead Independent Trustee

President, Flippin Associates

Mario L. Baeza, Esq.*

Chairman and Chief Executive Officer,

The Baeza Group, LLC and Baeza & Co., LLC

Founder and Executive Chairman,

V-Me Media, Inc.

James W. Compton*

Retired Former President and Chief Executive Officer,

Chicago Urban League

William C. Dietrich*

Executive Director, Shalem Institute for

Spiritual Formation, Inc.

John G. Guffey, Jr.*

President, Aurora Press, Inc.

Christopher G. Kennedy*

President, Merchandise Mart Properties, Inc.

Executive Officer, Vornado Realty Trust

Merrillyn J. Kosier

Chief Marketing Officer, Ariel Mutual Funds

Executive Vice President,

Ariel Capital Management, LLC

William M. Lewis, Jr.*

Managing Director and Co-Chairman,

Investment Banking, Lazard Ltd

H. Carl McCall*

Principal, Convent Capital, LLC

John W. Rogers, Jr.

Chairman, Chief Executive Officer and

Chief Investment Officer,

Ariel Capital Management, LLC

James M. Williams*

Vice President and Chief Investment Officer,

J. Paul Getty Trust

CHAIRMAN EMERITUS

(has no trustee duties or responsibilities)

Bert N. Mitchell, CPA

Chairman and Chief Executive Officer, Mitchell & Titus, LLP

* Independent Trustee

11

Investment Adviser

Ariel Capital Management, LLC, which began operations in 1983, manages the investments of the Funds. Its investment management services include buying and selling securities on behalf of the Funds, as well as conducting the research that leads to buy and sell decisions. The firm is located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601 (Telephone: 312-726-0140 or 800-725-0140, web site: arielmutualfunds.com).

Every year the Funds’ Board of Trustees considers whether to continue and renew the investment advisory agreements for the Funds. A discussion regarding the basis for the Trustees’ agreements is available in the Funds semi-annual report to shareholders for the six months ended March 31.

Portfolio Managers

Ariel Fund and Ariel Appreciation Fund

John W. Rogers, Jr., Chairman, Chief Executive Officer and Chief Investment Officer of Ariel Capital Management, LLC, acts as Lead Portfolio Manager for both Ariel Fund and Ariel Appreciation Fund. As such, he makes the final investment decisions for both Funds and works closely with the Portfolio Manager for each Fund. Mr. Rogers founded the Adviser in 1983 and has served as the Portfolio Manager for Ariel Fund since 1986 and for Ariel Appreciation Fund since 2002.

John P. Miller, CFA, Senior Vice President, Investment Committee. Mr. Miller is Portfolio Manager for Ariel Fund and has served in this capacity since November 2006. He joined Ariel in 1989 and has held a variety of investment positions during his tenure at the firm. Mr. Miller began his investment career at Cantor Fitzgerald & Co. in 1987.

Matthew F. Sauer, Senior Vice President, Investment Committee. Mr. Sauer is Portfolio Manager for Ariel Appreciation Fund and has served in this capacity since November 2006. He joined Ariel in May 2006. Prior to joining Ariel, Mr. Sauer was employed from 1993-2006 by Oak Value Capital Management where he served in a number of capacities, culminating in the position of Executive Vice President, Senior Portfolio Manager and Director of Research.

Ariel Focus Fund

Charles K. Bobrinskoy, Vice Chairman and Director of Research. Mr. Bobrinskoy is co-Portfolio Manager for Ariel Focus Fund and has served in this capacity since the Fund’s inception. He also oversees Ariel’s investment team and trading operations. Prior to joining Ariel in 2004, Mr. Bobrinskoy spent 21 years working at Citigroup, Inc.’s Global Corporate and Investment Bank and its predecessor company, Salomon Brothers, Inc., ultimately serving as Managing Director and Head of North American Investment Banking Branch Offices.

12

Timothy Fidler, CFA, Senior Vice President, Investment Committee. Mr. Fidler is co-Portfolio Manager for Ariel Focus Fund and has served in this capacity since the Fund’s inception. He has held a variety of positions at Ariel; most recently as Director of Research. Prior to joining Ariel in 1999, he was a Research Analyst and Portfolio Manager at Morgan Stanley working on the firm’s U.S. value management teams.

The Statement of Additional Information provides more details about the portfolio managers, their compensation and their ownership of shares of the respective Fund(s) they manage.

Administration

Ariel Capital Management, LLC is responsible for the administrative services for the Funds. These services include:

•   responding to shareholder requests for information on their accounts and the Funds in general

•   preparing quarterly reports to shareholders

•   preparing reports for the Board of Trustees

Ariel has engaged an independent organization, State Street Bank and Trust Company (State Street), to perform day-to-day fund administration and tax reporting services. State Street is also the fund accountant and custodian. State Street prices the shares of each Fund daily and oversees the payment of distributions to shareholders. U.S. Bancorp Fund Services, LLC (USBFS) serves as the Funds’ transfer agent. USBFS maintains shareholder records, opens shareholder accounts and processes buy and sell orders for shares of the Funds.

Management Fees

Ariel Fund

Ariel is paid for its investment and administration services provided to Ariel Fund at the annual rate of 0.65% of the first $500 million of average daily net assets, declining to 0.55% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2007, the fee amounted to 0.57% of average daily net assets.

Ariel Appreciation Fund

Ariel is paid for its investment and administration services provided toAriel Appreciation Fund at the annual rate of 0.75% of the first $500 million of average daily net assets, declining to 0.65% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2007, the fee amounted to 0.68% of average daily net assets.

Ariel Focus Fund

Ariel is paid for its investment and administration services provided to Ariel Focus Fund at the annual rate of 0.75% of the first $500 million of average daily net assets, declining to 0.65% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2007, the fee amounted to 0.75% of average daily net assets.

* The custodian is responsible for safekeeping of the Funds’ assets, particularly the Funds’ investment portfolios of securities.

The Funds’ administrator provides treasury, legal, tax and financial reporting services to the Funds.

Fund accounting is a service that processes the income and expenses of the Funds and determines their daily net asset values (NAV).

13

Payments to Brokers, Dealers and Other Financial Intermediaries

Brokers, dealers, financial intermediaries, record-keepers and other service providers (collectively, “Intermediaries”) may be entitled to receive certain payments from the Funds, the Adviser or Ariel Distributors, LLC. In addition to compensating Intermediaries for distribution, shareholder servicing and recordkeeping, these payments may be required by Intermediaries for selling the Funds’ shares and providing continuing support to shareholders.

Intermediaries may receive (i) distribution and shareholder servicing fees from the Distributor; (ii) fees from the Funds for providing recordkeeping and shareholder services to investors who hold shares of the Funds through omnibus accounts; and (iii) other compensation, described below, paid by the Adviser or the Distributor from their own resources. Further information regarding distribution, shareholder servicing and recordkeeping fees may be found in the Statement of Additional Information.

Intermediaries may, as a condition to distributing the Funds and servicing shareholder accounts, require that the Adviser or the Distributor pay or reimburse the Intermediary for its marketing support expenses, including business planning assistance; educating personnel about the Funds; shareholder financial planning needs; placement on the Intermediary’s list of offered funds; and access to sales meetings, sales representatives and management representatives of the Intermediary. These additional fees are sometimes referred to as “revenue sharing” payments.

A number of factors are considered in determining whether to pay these additional fees and the amount of the fees, including the Intermediary’s sales and assets, and the quality of the Intermediary’s relationship with the Adviser and the Distributor. Fees generally are based on the value of shares of the Funds held by the Intermediary for its customers or based on sales of shares of the Funds by the Intermediary, or a combination thereof. The Adviser may use its own resources, including retained profits, to pay these fees. Some Intermediaries also may choose to pay additional compensation to their registered representatives who sell the Funds. Such payments may be associated with the status of a Fund on an Intermediary’s preferred list of funds or otherwise associated with the Intermediary’s marketing and other support activities. The foregoing arrangements may create an incentive for Intermediaries, as well as their registered representatives, to provide the Funds enhanced sales and marketing support and/or recommend and sell shares of the Funds rather than other mutual funds.

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In 2007, the Adviser and the Distributor made such payments from their own resources to UBS Financial Services Inc., Morgan Stanley & Co., Inc. and Pershing LLC. In the future, they may make such payments to the same or other Intermediaries.

Although the Funds may use brokers who sell shares of the Funds to trade securities in the Funds’ portfolios, the Funds do not consider the sale of Fund shares as a factor when selecting brokers to effect portfolio transactions.

The Statement of Additional Information provides more details about these payments, as well as payments by the Funds to Intermediaries for record-keeping and shareholder services. Investors also should consult their personal financial intermediary regarding the details of payments such intermediary may receive, if any, in connection with the sale of shares of the Funds.

Shareholder Statements and Reports

To keep you informed about your investments, the Funds send you various account statements and reports, including:

•          confirmation statements that verify your buy or sell transaction (except in the case of automatic purchases from bank accounts and automatic redemptions)

•   quarter-end and year-end shareholder account statements

•          quarterly reports of the Funds, which include “The Patient Investor,” Ariel’s  award-winning quarterly market commentary

•   shareholder tax forms

* With Ariel’s eDelivery option, you can receive your account statements, prospectuses, tax forms and quarterly reports online. To sign up for eDelivery, visit arielmutualfunds.com. eDelivery also provides you with quick access and archiving abilities.

When the Funds send financial reports, prospectuses and other regulatory materials to shareholders, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously.

Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, you will begin receiving individual copies for each account at the same address within 30 days.

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Managing Your Ariel Account

You may purchase or sell shares in the Funds directly or through an intermediary, such as a broker, bank, investment adviser or record-keeper. The following sections apply to purchasing and selling Fund shares directly.

Doing Business with Ariel

Shareholder services representatives are available Monday through Friday (except holidays) from 8:00 am to 7:00 pm Central Time. The Funds’ web site and Turtle Talk (automated shareholder information hotline) are both available 24 hours a day, 7 days a week.

Web site:	arielmutualfunds.com

Turtle Talk:	800-29-ARIEL
800-292-7435

Opening a New Ariel Account

You can invest in the Funds through several different account arrangements.

		Account minimums (per Fund)
Account type	Special features	Initial investment		Each subsequent investment

Regular Account	Available as individual, joint, custodial, trust, partnership and corporate accounts	$1,000		$50

IRA (including Traditional, Roth, Simple, SEP), 403(b) and Coverdell Education Savings Account (ESA)	Tax-deferred and tax-free accounts for retirement and education. IRA, 403(b) and ESA account holders will be charged a $15 annual record-keeping fee or a $60 one-time, lifetime record-keeping fee. The fee is assessed per Social Security number (not per account) and covers all your IRA (Traditional, Roth, Rollover, etc.) and ESA accounts in all the Funds. There are no set-up fees or restrictions.	$250		$50

Automatic Investment Program

Regular, automatic investment directly from your bank account or your paycheck to the Funds; available for all types of accounts. Initial minimum investment requirement waived if you automatically invest a minimum of $50 per month and maintain your automatic investment program until reaching the Fund’s initial investment minimum.

		$0 (waived	)	$50 per month

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Shares of the Funds are offered for sale in the United States and its territories only. To invest with the Funds, you must be a U.S. citizen or resident alien, and you must reside in the United States and its territories or have a U.S. Military address. You can open a new account in any of three ways: by mail, via the Internet or by wire.

By mail

You can obtain an account application by calling 800-292-7435 or by downloading an application at arielmutualfunds.com. Mail your completed application to:

Regular mail	Overnight mail
Ariel Mutual Funds	Ariel Mutual Funds
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, Floor 3
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

Internet transactions

To open an account via the Internet with no forms to print or mail, go to arielmutualfunds.com and click on “Open an Account” and follow the instructions.

Payment for shares purchased through the Funds’ web site may be made only through an ACH (Automatic Clearing House) debit of your bank account of record. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ web site. With the exception of the opening of an IRA account through the web site, which requires a $50 minimum initial investment to open the account when establishing an automatic investment program, transactions through the web site are subject to the same purchase and redemption minimums and maximums as other transaction methods.

You should be aware that there may be delays, malfunctions or other inconveniences associated with the Internet. There also may be times when the web site is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method.

The Funds employ procedures to confirm that transactions entered through the Internet are genuine. These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to conduct transactions on the web site, you will need your account number, Social Security number, username and password. The Funds and their service providers will not be liable for any loss, liability, cost or expense for following instructions communicated through the Funds’ web site, including fraudulent or unauthorized instructions.

The Funds’ award winning web site, arielmutualfunds.com, also offers the following services:

•          Purchase, exchange and redeem shares in the Funds

•          Access general information and literature about the Funds

•          View updated Fund prices and performance data

•          Check your account balances and transaction history

•          View personalized performance for your accounts in the Funds, including average cost basis for your shares in the Funds

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By wire

To open an account and make an initial investment by wire, a completed account application is required before your wire can be accepted. Upon receipt of your completed application, your account number is assigned. This number will be required as part of the instructions you should provide to your bank to send the wire. Your bank should transmit funds by wire to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA Number: 075000022

Credit: U.S. Bancorp Fund Services, LLC

Account Number: 112-952-137

Further Credit: Ariel Mutual Funds

(Your shareholder registration name)

(Your shareholder account number and Fund name)

Before sending a wire, please contact the transfer agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank must include the name of the Fund you are purchasing, the account number and your name so that monies can be correctly applied. Wired funds must be received prior to 3:00 pm Central Time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Important information about opening an account

When you are establishing your account, the Funds are required by law to verify your identity. If the Funds are unable to verify your identity based on the information you provide, they reserve the right to close and liquidate your account. You will receive the Fund share price for the day your account is closed and the proceeds will be mailed to you. Please note that your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction. Under some circumstances, the Funds may be required to “freeze” your account if information matches government suspicious activity lists.

The Funds reserve the right to hold your proceeds until the earlier of (i) 15 days after your purchase check was invested; or (ii) the date your purchase check is verified as cleared.

* USA PATRIOT Act

In accordance with the regulations issued under the USA PATRIOT Act, the Funds and USBFS are required to obtain, verify and record information that identifies each person who applies to open an account. For this reason, when you open (or change ownership of) an account, you will be asked for your name, street address (or APO/FPO), date of birth, taxpayer identification number and other information which will be used to verify your identity.

The Funds are required to reject your account application if you fail to provide us with all of the required information. We will attempt to contact you or your broker to try and collect the missing information. Please note:

•     If you are unable to provide the requested information or the Funds are unable to contact you within two business days, your application will be rejected and your purchase check will be returned.

•      If you provide the required information following the request, your investment will be accepted and you will receive the Fund price as of the date all information is received.

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Transacting in an Existing Ariel Account

Existing shareholders may purchase or sell shares for all authorized accounts through any of the methods presented below.

	Contact us at	Easy instructions

Via the Internet*	arielmutualfunds.com

As a first time user, you need your Fund account number and your Social Security or tax identification number to establish a username and password. From that point on, your username and password is all you need to login to your account and initiate transactions. For more information on this feature, please refer to the “Internet Transactions” section.

By Turtle Talk*	800-29-ARIEL (800-292-7435), option 2

If you are a first time caller, you need your Social Security or tax identification number and your account number to establish a personal identification number (PIN). Once you have a PIN, follow the voice prompts to initiate the transaction.

By mail	Regular mail Ariel Mutual Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Adding to your account: Make your check payable to Ariel Mutual Funds. Send it along with an Investment Stub available at arielmutualfunds.com or found at the bottom of your confirmation statement.

Overnight mail Ariel Mutual Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, Floor 3 Milwaukee, WI 53202-5207

Selling shares:**

Send a letter with your account name, account number, the number of shares you wish to sell or the dollar amount you wish to receive from selling your shares as well as the method of receipt. Requests to sell shares in amounts of more than $50,000 will require a signature guarantee.

By wire*	800-292-7435, option 3 with any questions concerning the wiring instructions

Provide the following wiring instructions to your financial institution:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA Number: 075000022

Credit: U.S. Bancorp Fund Services, LLC

Account Number: 112-952-137

Further Credit: Ariel Mutual Funds

(Your shareholder registration name)

(Your shareholder account number and Fund name)

By phone*	800-292-7435, option 3

You may purchase additional shares via ACH (Automated Clearing House) debit of your bank account. Provide your name, Social Security or tax identification number, Fund name, account number and instructions for purchasing or selling shares. You may redeem up to $50,000 per day by telephone.

*          You need to have pre-existing banking information on file with the Funds prior to adding to your account via the Internet, Turtle Talk or phone.

** You may receive the proceeds of your redemption via check, ACHor wire. For ACH or wire, you need to have pre-existing banking information on file.

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Please note:

Regarding purchases of shares in the Funds:

•          Refer to “Determining the Price for Your Transaction” on page 25 for information regarding how the Fund share price for your purchase or redemption transaction is determined.

•          Broker-dealers may charge a transaction fee on the purchase or sale of Fund shares.

•          The number of shares you have purchased is calculated based on the Fund share price (net asset value) you received at the time of your order.

•          Purchases are accepted only in U.S. dollars drawn on U.S. banks. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks (except for properly endorsed IRA rollover checks), Treasury checks, cashier’s checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated online bill pay checks, or any conditional order or payment.

•          With an Automatic Investment Program, any time a scheduled investment is rejected by your bank, the Funds reserve the right to charge your account $10, plus any costs incurred, and to suspend your Automatic Investment Program until further notice.

•          If payment for your check or telephone purchase order does not clear, the Funds will cancel your purchase. The transfer agent will charge a fee against your account, in addition to any loss sustained by the Funds for any payment that is returned.

•          You may be asked to return an original completed and signed application for every newly registered account you open, regardless of type.

•          The Funds reserve the right in their sole discretion to waive investment minimums and/or set lower investment minimums than those minimums stated in this prospectus. For example, the Funds may waive or lower investment minimums for investors who invest in the Funds through an asset-based fee program made available through a financial intermediary or invest in the Funds through a 401(k) or other retirement account.

•          The Funds reserve the right to stop selling the shares at any time. In addition, the Funds reserve the right to refuse to open an account for any reason.

Regarding sales of shares in the Funds:

•          The Funds normally send the proceeds of your redemption to you the next business day except in the case of shares purchased by mail or through an automatic investment plan. However, if a Fund believes the sale may adversely affect the operation of the Fund, it may take up to 7 days to send your proceeds. Call the Funds before redeeming $500,000 or more. By calling first, you may avoid delayed payment of your redemption.

•          The Funds reserve the right to pay redemptions in kind (marketable portfolio securities).

Web tip

You can open an account entirely online at arielmutualfunds.com.

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•          The Funds may charge a $10 fee to process payment by wire.

•          If the value of your account falls below $1,000 for any reason, including a market decline or if you cancel your automatic monthly investment plan prior to reaching the account minimum, the Funds reserve the right to close your account and send you the proceeds with 30 days prior written notice, unless a balance of $1,000 or more is restored within that 30 day period. The Funds will redeem your shares at the NAV calculated on the day your account is closed.

•          Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit or retirement accounts. Please contact the Funds at 800-292-7345, Option 3 regarding the specific requirements for your transaction.

•          If you recently made a purchase by mail or ACH, the Funds cannot send you the proceeds from your redemption of shares until reasonably satisfied that your purchase payment has cleared. When the Funds receive your redemption request in good form, your shares will be redeemed at the next calculated price. This will usually be the earlier of 15 days after your purchase was made or the date the Funds can verify your purchase method has cleared.

•          Certain transactions and account maintenance requests must be made in writing. If there are multiple account owners, all owners must sign these written requests.

•          Once a telephone transaction has been placed, it cannot be cancelled or modified.

•          Shareholders who have an IRA or other retirement plan account must indicate on their redemption request whether or not to withhold federal income tax. If you do not make an election, the Funds will automatically withhold 10% in taxes.

* Good form means that the Fund’s transfer agent has all information and documentation it deems necessary to effect your order.

Signature Guarantee

In some cases, you will have to make a redemption request in writing and obtain a signature guarantee. A signature guarantee is designed to protect you and the Funds from fraudulent activities. The Funds require a signature guarantee in the following situations:

•          If ownership is changed on your account, such as removing a joint owner

•          You want to sell more than $50,000 in shares

•          When redemption proceeds are sent to any person, address or bank account not on the Funds’ records

•          If a change of address was received by the Funds’ transfer agent within the last 30 days

•          If your redemption request is to be sent to your bank account which was changed within the last 30 days

In addition to the situations described above, the Fund(s) and/or their transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances of the particular transaction.

* A signature guarantee can be obtained from a financial institution such as a commercial bank, savings bank, credit union or broker-dealer who participates in a signature guarantee program. You may need to be a customer of a participating financial institution to receive a signature guarantee.

21

Shareholder Services

Confirming your transactions

The Funds will send you a written confirmation of every purchase, sale and exchange of shares, excluding automatic purchases and sales. Please review your confirmation statement for accuracy.

Securing your telephone and Internet orders

The Funds will take all reasonable precautions to ensure that your telephone and Internet transactions are authentic. By telephone, such procedures include a request for personal identification (account or Social Security number) and tape-recording of your instructions. By Internet, such procedures include the use of your account number, Social Security number, username, password and encryption. The Funds and its service providers cannot be held liable for executing instructions they reasonably believe to be genuine. All shareholders, except as noted below, automatically receive telephone and Internet privileges to exchange, purchase or sell shares. Coverdell ESA and 403(b) account holders receive telephone and Internet privileges to purchase and exchange only. If you do not want the flexibility of telephone and Internet privileges, please inform the Funds by telephone or in writing.

Exchanging shares

You may exchange shares of any Fund you own for shares of another Fund, so long as you meet the investment minimums required for each Fund. An exchange represents both a sale and a purchase of Fund shares. Therefore, you may incur a gain or loss for income tax purposes on any exchange. Shares purchased through exchange must be registered in the current account name with the same Social Security or taxpayer identification number.

You also may exchange the shares of any Fund you own for shares of SSgA Money Market Fund or exchange shares of SSgA Money Market Fund for shares of any Fund. You should read the SSgA Money Market Fund prospectus prior to investing in that mutual fund. You can obtain a prospectus for the SSgA Money Market Fund by calling 800-292-7435 or by visiting our web site at arielmutualfunds.com

Systematic Withdrawals

If you wish to receive regular withdrawals from your account, send a letter with your account name; account number; the number of shares you wish to sell or the dollar amount you wish to receive on a regular basis; how often you wish to receive each payment (monthly or quarterly); and the method of receipt. See page 21 for signature guarantee requirements. Note, you must maintain a minimum balance of $25,000 and make a minimum withdrawal of $100 to participate in a systematic withdrawal plan.

Web tip

You can check Fund prices and performance at arielmutualfunds.com.

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Frequent Trading

The Funds do not knowingly permit frequent or short-term trading (also known as market timing). Do not invest in the Funds if you are a market timer. Excessive trading interferes with a Fund’s ability to implement long-term investment strategies; increases a Fund’s portfolio turnover ratio and portfolio transaction expenses; and may increase taxable distributions, decrease tax-efficiency and decrease investment performance for the Fund’s long-term shareholders.

Policies to address frequent trading

The Funds’ Board of Trustees has adopted market timing policies and procedures. It is the policy of the Funds to discourage, take reasonable steps to deter or minimize, and not accommodate to the extent practical, frequent purchases and redemptions of shares of the Funds. Although there is no assurance that the Funds will be able to detect or prevent frequent trading or market timing in all circumstances, the following policies have been adopted to address these issues:

•          The Funds monitor trading activity within specific time periods on a regular basis in an effort to detect frequent, short-term or other inappropriate trading. The Funds may deem a sale of Fund shares to be abusive if the sale is made within 60 days of a purchase, if such sales happen more than once per year, or transactions seem to be following a frequent trading pattern. This rule also applies to exchanges of Fund shares. A purchase of a Fund’s shares followed by a redemption within a 60 day period may result in the Fund rejecting a future purchase request made within the next 60 days.

•          The Funds reserve the right to reject any purchase request—including exchanges from any of the Funds or the SSgA Money Market Fund—without notice and regardless of size. A purchase request could be rejected, for example, if the Funds determine that such purchase may disrupt a Fund’s operation or performance or because of a history of frequent trading by the investor. In determining whether such trading activity is disruptive to a Fund, a number of factors are considered including, but not limited to, the size of the trade relative to the size of the Fund, the number of trades and the type of Fund involved.

•          The Funds also reserve the right to temporarily or permanently terminate the privilege of any investor to execute purchase or exchange transactions in the Funds or to open an account, with or without prior notice, if such investor appears to be market timing or if any transaction is inconsistent with the Funds’ frequent trading policies and procedures.

The preceding policies do not apply to the following:

•   Purchases of shares with Fund dividend or capital gains distributions

•          Purchases or sales transacted through the Funds’ Automatic Investment Program involving predetermined amounts on predetermined dates

•   Redemptions of shares to pay Fund or account fees

Web tip

You can purchase, exchange and redeem Fund shares at arielmutualfunds.com.

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•   Account transfers and re-registrations of shares within the same Fund

•   Purchases of shares in retirement accounts by asset transfer or direct rollover

•   Emergency situations (which will be determined by Ariel in its sole discretion)

The Funds use several methods to reduce the risks of market timing, including working with Intermediaries and the Funds’ transfer agent to monitor investor accounts (e.g., reviewing holding periods and transaction amounts) and reviewing trading activity to identify transactions that may be contrary to the Funds’ frequent trading policy.

The Funds have not entered into any arrangements that permit organizations or individuals to market time the Funds. Although the Funds will not knowingly permit investors to excessively trade shares of the Funds, investors seeking to engage in frequent trading may employ a variety of strategies to avoid detection, and there can be no guarantee that all market timing will be prevented, despite the best efforts of the Funds and its service providers. The ability of the Funds to detect and curtail excessive trading practices also may be limited by operational systems and technological limitations. The Funds reserve the right to terminate or amend the exchange privilege at any time.

Investing in the Funds through intermediaries and omnibus accounts

The Funds often receive orders through Intermediaries which trade Fund shares through omnibus accounts. The Funds cannot always detect or prevent excessive trading that may be facilitated by Intermediaries or by the use of omnibus accounts. There can be no assurance that the Funds will successfully identify all Intermediaries with omnibus accounts in the Funds or all frequent trading that occurs in those accounts.

The Funds have entered into agreements with Intermediaries which trade shares in the Funds through omnibus accounts. The purpose of these agreements is to help the Funds obtain transaction information from those Intermediaries for the purpose of identifying investors who engage in frequent trading. The Funds also rely on Intermediaries to have reasonable procedures in place to detect and prevent frequent trading of Fund shares. If suspicious trading activity is detected, the Funds will seek the assistance of the Intermediary to investigate that trading activity and take appropriate action where necessary, including prohibiting additional purchases of Fund shares by the Intermediary’s client.

In addition, in some circumstances, the Funds rely on certain intermediaries to have reasonable procedures in place to detect and prevent market timing of Fund shares. Since such intermediaries execute or administer transactions with many fund families, it may be impractical for them to enforce a particular fund’s frequent trading or exchange policy. The application of frequent trading policies may vary among intermediaries. There can be no assurance that the Funds will successfully identify all intermediaries or that intermediaries will properly administer the Funds’ frequent trading policies.

* Omnibus accounts are accounts in which purchases and sales of Fund shares by multiple investors are combined in one Intermediary account maintained on the Funds’ books and records.

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Intermediaries, including broker-dealers, insurance company separate accounts and retirement plan administrators, may apply frequent trading policies that differ from those used by the Funds. If you invest in the Funds through an Intermediary, you should read that firm’s program materials carefully to learn of any rules or fees that may apply to your trades. In addition, in certain circumstances the Funds may accept frequent trading restrictions of Intermediaries that differ from the Funds’ policies. These alternate trading restrictions would be authorized only if the Funds believe that the alternate restrictions would provide protection to the Funds that are reasonably equivalent to the Funds’ regular policies.

Calculating the Funds’ Share Prices

The Funds calculate the price of Fund shares at net asset value (NAV) as of the close of trading on the New York Stock Exchange (NYSE) (normally 3:00 pm Central Time) every day the NYSE is open for business. The NAV is computed by subtracting the Fund’s liabilities from its total assets and dividing the result by the number of shares outstanding.

Equity securities held in the Funds’ portfolios generally are valued at their market prices. Bonds generally are valued on the basis of quotations provided by pricing services or dealers in those securities. In cases when quotations for a particular security are not readily available, the fair value of the security is determined based on procedures established by the Board of Trustees.

For example, the Funds may calculate a fair value for a security if the principal market in which a portfolio security is traded closes early or if trading in a security was halted before a Fund calculates its NAV. A security’s fair value may result in a value that is significantly different than its opening price the next day. Further, the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated using last or next reported prices.

Foreign securities may impose additional fair valuation considerations due to the potential for market timing activity. For the purposes of valuation, the Funds define a foreign security as a security that trades solely or principally on a foreign exchange or other foreign market and for which no ADR, GDR or other domestic receipt exists. In the event that the Funds purchase a foreign security, additional procedures would be established and used as described in the valuation procedures established by the Board of Trustees.

* The NYSE is normally open for business every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends and holidays), when trading is restricted or as permitted by the SEC.

Determining the Price for Your Transaction

If the Funds receive your request to purchase, sell or exchange Fund shares at or before NYSE Closing Time (normally 3:00 pm Central Time), you will receive the NAV calculated that day. If your request is received after NYSE Closing Time, your request will be processed at the NAV calculated on the following business day.

25

In some cases the Funds may require additional documentation to complete your request to purchase, sell or exchange Fund shares. Once the Funds receive your request in good form, your transaction will be processed at the next calculated price.

If you are purchasing, selling or exchanging Fund shares through an Intermediary, your NAV is dependent upon when your Intermediary receives your request and sends it to the Funds. To receive the closing price for the day you place your order, your Intermediary must receive your order at or before NYSE Closing Time and promptly transmit the order to the Funds. The Funds rely on your Intermediary to have procedures in place to assure that our pricing policies are followed.

Distributions

Net realized capital gains of a Fund, if any, are distributed to all shareholders at least annually. Net investment income of a Fund, if any, is declared and distributed once per year. You may receive your Fund dividends and/or capital gains distributions in several ways:

•          Reinvestment. Unless otherwise instructed, your dividends and capital gains distributions will be reinvested in additional Fund shares. The share price is computed as of the declared dividend date.

•          Income only. You may choose to automatically reinvest your capital gains distributions, but receive a check for income dividends. If you prefer, we will send your dividend proceeds directly to your bank or financial institution via ACH transfer. You must establish banking instructions at least 15 days prior to the distribution.

•          Cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the amount of the distribution check in your account, at the Fund’s then current net asset value, and to reinvest all subsequent distributions.

Please note:

•          The Funds will automatically reinvest distributions for IRA, ESA and 403b shareholders. A cash payment of a distribution is considered a withdrawal of IRA earnings, and is subject to taxes and potential income tax penalties for those under age 591/2. Once you reach 59 1/2, you are eligible to withdraw the earnings from your IRA and may request cash payments of the distributions.

•          For those not reinvesting their dividends, the Funds will normally mail distribution checks within 5 business days following the payable date.

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Taxes

The tax status of your distributions from a Fund does not depend on whether you reinvest them or take them in cash, nor does it depend on how long you have owned your shares. Rather, income dividends and short-term capital gains distributions are taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains and different tax rates apply for these distributions. Every January, the Funds will send you and the IRS a statement called Form 1099-DIV. This form will show the amount of each taxable distribution you received from the previous year. If the total distributions you received for the year are less than $10, you may not receive a Form 1099-DIV. Please note retirement account shareholders will not receive a Form 1099-DIV.

If you sell shares you have held for a year or longer, any gain or loss is treated as a capital gain or loss. If you sell shares within one year of purchase, any gains are treated as ordinary income and losses are subject to special rules.

Tax laws are subject to change. You should consult your tax advisor about your particular tax situation under the current laws.

Disclosure of Portfolio Holdings Policies and Procedures

The Funds publicly disclose portfolio holdings as of the most recent quarter-end on the Funds’ web site, generally within 5 business days of quarter-end. A summary of the policies and procedures regarding the Funds’ disclosure of portfolio holdings may be found in the Funds’ Statement of Additional Information. This information is also available on the Funds’ web site at arielmutualfunds.com.

Privacy Notice

Information about you is collected from your account application and other forms that you deliver to the Funds and its service providers.  The Funds and its service providers use this information to process your requests and transactions; for example, to provide you with additional information about the Funds, to open an account for you or to process your transactions.  In order to service your account and effect your transactions, we may provide your personal information to companies that have been retained to service the Funds or your account, such as the transfer agent.  We also may provide your name and address to an agent for the purpose of mailing your account statements and other information about our products and services to you.  The Funds contractually require their service providers to protect the confidentiality of your information and to use the information only for the purposes for which you provided it.  We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of their business relationship with you, or as otherwise allowed or required by the law.

The Funds will only share information about you with those service providers and their employees who will be working to provide products and services to you. Physical, electronic and procedural safeguards that comply with industry standards are maintained to guard your personal information.

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Financial Highlights

The tables on the following pages provide financial performance information for the past five fiscal years for Ariel Fund and Ariel Appreciation Fund and for all fiscal years of Ariel Focus Fund’s operating history.

The financial performance information reflects financial results for a single share of each Fund. The total returns represent the rates of return that an investor would have earned, assuming all dividends and distributions were reinvested in additional shares of that Fund. The financial highlights are derived from the Funds’ audited financial statements that are included in the Funds’ Annual Report, which is available free of charge upon request and on arielmutualfunds.com. KPMG LLP has audited Ariel Focus Fund’s financial statements since the Fund’s inception, and audited Ariel Fund’s and Ariel Appreciation Fund’s financial statements for 2004, 2005 and 2006. Prior to 2004, other auditors audited Ariel Fund’s and Ariel Appreciation Fund’s financial statements.

Ariel Fund—ARGFX

Cusip #: 040337107

	Year Ended September 30
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$52.00	$54.55	$50.62	$40.84	$35.18

Income from investment operations:

Net investment income (loss)	0.03	0.09	0.04	0.02	(0.02)

Net realized and unrealized gains on investments	5.97	0.99	5.70	9.76	6.20

Total from investment operations	6.00	1.08	5.74	9.78	6.18

Distributions to shareholders:

Dividends from net investment income	—	(0.15)	(0.02)	—	—

Distributions from capital gains	(3.40)	(3.48)	(1.79)	—	(0.52)

Total distributions	(3.40)	(3.63)	(1.81)	—	(0.52)

Net asset value, end of year	$54.60	$52.00	$54.55	$50.62	$40.84

Total return	11.97%	2.16%	11.54%	23.95%	17.82%

Supplemental data and ratios:

Net assets, end of year, in thousands	$3,975,046	$4,280,965	$5,017,851	$3,387,346	$2,007,868

Ratio of expenses to average net assets	1.03%	1.07%	1.03%	1.07%	1.10%

Ratio of net investment income (loss) to average net assets	0.05%	0.19%	0.08%	0.06%	(0.05)%

Portfolio turnover rate	25%	28%	19%	16%	4%

28

Ariel Appreciation Fund—CAAPX

Cusip #: 040337206

	Year Ended September 30
	2007	2006	2005	2004		2003
Net asset value, beginning of year	$48.46	$48.32	$44.62	$38.99		$31.49

Income from investment operations:

Net investment income (loss)	0.18	0.12	0.09	0.01		(0.02)

Net realized and unrealized gains (losses) on investments	5.49	2.35	4.86	5.62		7.64

Total from investment operations	5.67	2.47	4.95	5.63		7.62

Distributions to shareholders:

Dividends from net investment income	(0.02)	(0.13)	(0.05)	—		—

Distributions from capital gains	(3.46)	(2.20)	(1.20)	—		(0.12)

Total distributions	(3.48)	(2.33)	(1.25)	—		(0.12)

Net asset value, end of year	$50.65	$48.46	$48.32	$44.62		$38.99

Total return	12.09%	5.32%	11.26%	14.44%		24.29%

Supplemental data and ratios:

Net assets, end of year, in thousands	$2,452,674	$2,732,196	$3,353,103	$2,919,117		$2,064,883

Ratio of expenses to average net assets	1.12%	1.16%	1.14%	1.15	%(a)	1.20%

Ratio of net investment income (loss) to average net assets	0.33%	0.27%	0.17%	0.01%		(0.06)%

Portfolio turnover rate	29%	25%	25%	19%		32%

(a)Ratio of expenses to average net assets, excluding reimbursements, was 1.16% in 2004.

Ariel Focus Fund—ARFFX

Cusip #: 04035F107

	Year Ended September 30		June 30, 2005 (a) to
	2007	2006	September 30, 2005
Net asset value, beginning of period	$10.69	$10.23	$10.00

Income from investment operations:

Net investment income	0.05	0.04	0.01

Net realized and unrealized gains on investments	1.24	0.56	0.22

Total from investment operations	1.29	0.60	0.23

Distributions to shareholders:

Dividends from net investment income	(0.05)	(0.03)	—

Distributions from capital gains	—	(0.11)	—

Total distributions	(0.05)	(0.14)	—

Net asset value, end of period	$11.93	$10.69	$10.23

Total return	12.05%	6.00%	2.30	%(b)

Supplemental data and ratios:

Net assets, end of period, in thousands	$43,275	$28,993	$10,815

Ratio of expenses to average net assets, including waivers	1.25%	1.25%	1.25	%(c)

Ratio of expenses to average net assets, excluding waivers	1.63%	2.20%	2.55	%(c)

Ratio of net investment income to average net assets, including waivers	0.43%	0.48%	0.41	%(c)

Ratio of net investment income to average net assets, excluding waivers	0.05%	(0.47)%	(0.89	)%(c)

Portfolio turnover rate	28%	29%	15	%(b)

(a)Commencement of operations

(b)Not annualized

(c)Annualized

29

Additional information about the Funds is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the prior fiscal year.

You can also find more detailed information about the Funds in the current Statement of Additional Information, dated February 1, 2008, which has been filed electronically with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, or any of the Funds’ annual or semiannual reports, or if you have questions about investing in the Funds, contact us at:

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI  53201-0701

800-292-7435

arielmutualfunds.com

Copies of the Statement of Additional Information and the Funds’ annual and semi-annual reports are also available on our web site, arielmutualfunds.com.

You can find reports and other information about the Funds on the SEC web site (www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 800-SEC-0330 or send an e-mail to publicinfo@sec.gov.

AF/AAF/AFF Pro. 2.1.2008

Investment Company Act File No. 811-4786

30

ARIEL INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION

February 1, 2008

Ariel Fund
Ariel Appreciation Fund
Ariel Focus Fund

200 East Randolph Drive
Suite 2900
Chicago, Illinois 60601
1-800-29-ARIEL (1-800-292-7435)
www.arielmutualfunds.com

Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (each a “Fund” and collectively, the “Funds”) are series of Ariel Investment Trust (the “Trust”).

The Trust’s Annual Report to Shareholders for the Funds dated September 30, 2007, accompanying notes and Report of Registered Independent Public Accounting Firm appearing in the Annual Report are incorporated by reference and made a part of this Statement of Additional Information.  Copies of the Annual Report and Semi-Annual Report may be obtained free of charge by writing or calling the Funds.

This Statement of Additional Information is not a prospectus but provides information that should be read in conjunction with the Funds’ Prospectus dated February 1, 2008, and any supplements thereto, which may be obtained free of charge by writing or calling the Funds.

TABLE OF CONTENTS

GENERAL INFORMATION	3

INVESTMENT RESTRICTIONS	4

INVESTMENT STRATEGIES AND RISKS	6

DIVIDENDS, CAPITAL GAINS AND TAXES	12

PURCHASING, EXCHANGING AND REDEEMING SHARES	14

DISCLOSURE OF PORTFOLIO HOLDINGS	17

PRICING SHARES	19

INVESTMENT ADVISER AND FUND ADMINISTRATOR	20

METHOD OF DISTRIBUTION	24

TRANSFER AGENT, SUB-TRANSFER AGENTS, CUSTODIAN AND OTHER IMPORTANT SERVICE PROVIDERS	27

PORTFOLIO TRANSACTIONS	28

PROXY VOTING POLICY	31

TRUSTEES	32

STANDING COMMITTEES OF THE BOARD OF TRUSTEES	35

COMPENSATION SCHEDULE	36

TRUSTEES’ FUND HOLDINGS	37

OFFICERS	37

SIGNIFICANT SHAREHOLDERS	38

APPENDIX	41

GENERAL INFORMATION

Ariel Investment Trust.  Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund are series of Ariel Investment Trust, an open-end management investment company organized as a serial Massachusetts business trust on April 1, 1986 (the “Trust”).  Ariel Fund and Ariel Appreciation Fund, two series of the Trust, are diversified funds.  Ariel Focus Fund, the other series of the Trust, is a non-diversified fund.  The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.  The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations.  The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

Fund Shares.  Although the Funds may issue shares in different classes, each of the Funds presently issue only one class of shares.  The Board of Trustees may offer additional series or classes in the future and may at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each share of each series of the Trust represents an equal proportionate interest in that series and is entitled to such dividends and distributions out of the income belonging to such shares as declared by the Board.  Upon any liquidation of the Trust, shareholders are entitled to share pro rata in the net assets belonging to that series available for distribution.  Each fractional share has the same rights, in proportion, as a full share.

For some issues, such as the election of trustees, all of the Trust’s authorized series vote together. For other issues, such as approval of the advisory agreement, each authorized series votes separately. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power can elect all of the trustees.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder, any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares (as defined in the 1940 Act (see the section of this Statement of Additional Information entitled “Investment Restrictions”)) of each series affected by such matter.  The 1940 Act and the rules thereunder further provide that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.  The 1940 Act and the rules thereunder exempt the selection of independent accountants and the election of board members from the separate voting requirements of the rules.

In accordance with Massachusetts law and the Trust’s by-laws, the Trust does not hold regular annual shareholder meetings.  Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called on the written request of shareholders of at least 25% of the voting power that could be cast at the meeting.

The Prospectus and this Statement of Additional Information do not contain all the information in the Funds’ registration statement.  The registration statement is on file with the Securities and Exchange Commission (the “SEC”) and is available to the public.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions for the Funds.  Fundamental investment restrictions cannot be changed as to a Fund without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Shares have equal rights as to voting.

Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund have adopted the following fundamental investment restrictions:

(1)           Commodities.  A Fund may not purchase or sell commodities or commodity contracts except contracts in respect to financial futures.

(2)           Real Estate.  A Fund may not purchase real estate or real estate mortgages, but may purchase securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein. (This does not prevent a Fund from owning and liquidating real estate or real estate interests incident to a default on portfolio securities.)

(3)           Diversification of Fund Investments.  Neither Ariel Fund nor Ariel Appreciation Fund, with respect to 75% of each Fund’s total assets, may invest more than 5% of its total assets in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities. This restriction does not apply to Ariel Focus Fund, which is classified as a “non-diversified” fund under the 1940 Act and is therefore allowed to focus its investments in fewer companies than a diversified fund.

(4)           Industry Concentration.  A Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund’s total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government Securities are not subject to this limitation.

Further Explanation of Industry Concentration Policy.  The Funds generally use the Global Industry Classification Standard (“GICS”) to determine industry classification. GICS presents industry classification as a series of levels (i.e., sector (major group), industry group, and GICS industry code). For purposes of measuring concentration, the Funds generally classify companies at the GICS industry code level.  Ariel Capital Management, LLC (the “Adviser”), the investment adviser to the Trust, may reclassify a company in an entirely different sector if it believes that the GICS classification on a specific company does not accurately describe the company.  The Funds use a different classification system for purposes of their financial statements.

(5)           Senior Securities; Borrowing.  A Fund may not issue senior securities except as permitted under the 1940 Act. A Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing.

Further Explanation of Senior Securities Policy.  No Fund may issue senior securities, except as permitted by the 1940 Act and any rules, regulations, orders or letters issued thereunder. This limitation does not apply to selling short against the box.  The 1940 Act defines a “Senior Security” as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.

(6)           Underwriting.  The Funds do not engage in the underwriting of securities.  (This does not preclude a Fund from selling restricted securities in its portfolio.)

(7)           Lending Money or Securities. A Fund may not lend money, except that it may purchase and hold debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements.  A Fund will not lend securities if such a loan would cause more than one-third of the Fund’s net assets to then be subject to such loans.

All of the above restrictions apply as of the time of the transaction entered into by a Fund without regard to later changes in the value of any portfolio security or the assets of the Fund.

In addition to the foregoing restrictions, Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund have adopted the following non-fundamental investment restrictions that may be changed without shareholder approval:

(1)           Margin.  A Fund may not purchase any securities on margin, except that a Fund may (a) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; or (b) make margin deposits in connection with transactions in futures and forward contracts.

(2)           Borrowing.  A Fund may not borrow money except from banks for temporary or emergency purposes in an amount not exceeding 33-1/3% of the value of its total assets (including amounts borrowed). A Fund may not purchase securities when money borrowed exceeds 5% of its total assets.

(3)           Futures.  A Fund may not purchase a futures contract, except in respect to interest rates and then only if, with respect to positions which do not represent bona fide hedging, the aggregate initial margin for such positions would not exceed 5% of the Fund’s total assets.

(4)           Illiquid Securities.  A Fund may not purchase illiquid securities (including restricted securities which are illiquid and repurchase agreements maturing in more than seven days) if, as a result, more than 15% of its net assets would be invested in such securities.

(5)           Investing for Control. A Fund may not purchase a security for the purpose of exercising control or management of the issuer.

(6)           Officers and Trustees.  A Fund may not purchase from or sell to any of the Trust’s officers or trustees, or firms of which any of them are members, any securities (other than shares of a Fund), but such persons or firms may act as brokers for a Fund for customary commissions.

INVESTMENT STRATEGIES AND RISKS

Although there is no predetermined percentage of assets to be invested in stocks, bonds, or money market instruments, each Fund normally invests its assets in equity securities, primarily shares of common stock. Equity securities also may include convertible debt securities and preferred stocks.  On occasion, the Funds may invest in debt obligations or fixed-income obligations, such as money market instruments.  Securities may be purchased subject to repurchase agreements with recognized securities dealers and banks, the corporate parents of such dealers or banks, or clearing firms.  The following investment strategies are available to the Funds; however, certain of the investment strategies have historically not been used by the Funds.

Equity Securities.  Equity securities represent an ownership position in a company. These securities may include, without limitation, common stocks, preferred stocks and securities with equity conversion or purchase rights.  The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.  Events that have a negative impact on a business probably will be reflected as a decline in its equity securities. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.

Rights and Warrants.  Rights and warrants are forms of equity securities.  Warrants are options to purchase equity securities at specific prices valid for a specific period of time.  Their prices do not necessarily move parallel to the prices of the underlying securities.  Rights are similar to warrants, but normally have a shorter maturity and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Initial Public Offerings (“IPOs”).  IPOs are a form of equity security. IPOs can have a dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks.  Many, but not all, of the companies issuing IPOs are small, unseasoned companies.  These are companies that have been in operation for a short period of time.  Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies.  If the Fund does not intend to make a long-term investment in the IPO (it is sometimes possible to immediately sell an IPO at a profit), the Adviser may not perform the same detailed research on the company that it does for core holdings.

Small and Mid-Capitalization Companies.  Companies with less than $15 billion in market capitalization are considered by the Adviser to be small or mid-capitalization companies.  Investing in small and mid-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.  Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect a Fund’s ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a small or mid-capitalization company for which there is limited liquidity might trade the security when a Fund is attempting to dispose of its holdings in that security. In that case, a Fund might receive a lower price for its holdings than otherwise might be obtained. Small-capitalization companies also may be unseasoned.  These include companies that have been in operation for less than three years, including the operations of any predecessors.

Real Estate Securities, including REITs.  Real estate securities are a form of equity security. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry.  The Funds do not invest directly in real estate.  Real estate companies include real estate investment trusts (“REITs”) or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests.  A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) each taxable year.  REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase expenses and decrease returns.

Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate. A Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own.  These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, uninsured casualties or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended.  Equity and Mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks.  Such trusts also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain exemption from registration under the 1940 Act. Changes in interest rates also may affect the value of the debt securities in a Fund’s portfolio. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management.  Some real estate securities also may be rated less than investment grade by rating services.

Convertible Securities.  Convertible Securities are a combined form of equity security and debt security. Generally, convertible securities are bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio.  Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a certain time, or on the occurrence of certain events, or have a combination of these characteristics.  Usually, a convertible security provides a long-term call on the issuer’s common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value.  A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue.  If a convertible security held by a Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.

Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer’s non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities.

Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock.  A convertible security will also normally provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their “conversion value,” which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support.  When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.

Debt securities generally are considered to be interest rate-sensitive.  The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises.  Conversely, during periods of rising interest rates, the value of such securities generally declines.  Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

Short Sales.  A Fund may engage in short sales, if, at the time of the short sale, the Fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by State Street Bank and Trust Company, the Fund’s custodian. While the short sale is open, the Fund will maintain, in a segregated custodial account, an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the Fund’s long position.

The Fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes. There will be certain additional transaction costs associated with short sales, but the Fund will endeavor to offset these costs with returns from the investment of the cash proceeds of short sales.

Lending portfolio securities.  Securities of a Fund may be loaned to member firms of the New York Stock Exchange (“NYSE”) and commercial banks with assets of one billion dollars or more. Any such loans must be secured continuously in the form of cash or cash equivalents, such as U.S. Treasury bills. The amount of the collateral must, on a current basis, equal or exceed the market value of the loaned securities, and the loan must be terminable upon notice, at any time. The borrower is obligated, after notice, to redeliver the borrowed securities within five business days.  The Trust will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.  As an operating standard, a Fund may make a securities loan if the value of the securities loaned from the Fund will not exceed one-third of the Fund’s assets.

The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuer on the loaned securities while at the same time earning interest on the cash or equivalent collateral.  Upon the lending of securities, the collateral (cash or equivalent) on the loan shall be invested in a manner consistent with the Funds’ investment policies and restrictions.

Securities loans may be made to broker-dealers and other financial institutions to facilitate their deliveries of such securities.  As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially.  However, loans will be made only to those firms that the Adviser deems creditworthy and only on such terms as it believes should compensate for such risk.  On termination of the loan, the borrower is obligated to return the securities to the Fund; any gain or loss in the market value of the security during the loan period will inure to the Fund.  The Funds may pay custodial fees in connection with the loan of securities, including to State Street Bank and Trust Company, provided the fees are approved by the Trustees.

Repurchase Agreements.  A Fund may purchase and sell securities under repurchase agreements. Repurchase agreements are short-term money market investment securities transactions, designed to generate current income.  Repurchase agreements involve transactions where a buyer (the Fund) purchases a security and simultaneously commits to resell that security to the seller (such as a bank or securities dealer) at a mutually agreed upon time and price.  The seller’s obligation is secured by collateral (underlying securities) segregated on behalf of the buyer. The repurchase price reflects the initial purchase price plus interest, based upon an agreed upon market rate of interest. While the underlying securities collateral may bear a maturity in excess of one year, the term of the repurchase agreement is always less than one year, and is often one business day. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the total assets of any of the Funds.

A Fund will engage in repurchase agreements only with recognized securities dealers and banks, (including to State Street Bank and Trust Company, the Fund’s custodian), the corporate parents or affiliates of such dealers or banks, or clearing firms registered with the SEC that provide comparison, netting and settlement services to their members with respect to repurchase agreement transactions, determined by the Adviser to present minimal credit risk the Funds.

A Fund will engage only in repurchase agreements reasonably designed to secure fully, during the term of the agreement, the seller’s obligation to repurchase the underlying securities and will monitor the market value of the underlying securities during the term of the agreement. If the value of the underlying securities declines and is not at least equal to the repurchase price due to the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller’s obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying securities declines, the Fund may incur a loss and may incur expenses in selling the underlying securities.

Debt Obligations.  Debt obligations in which the Funds may invest may be long-term, intermediate-term, short-term or any combination thereof, depending on the Adviser’s evaluation of current and anticipated market patterns and trends.  Such debt obligations consist of the following: corporate obligations that at the date of investment are rated within the four highest grades established by Moody’s Investors Services, Inc. (Aaa, Aa, A, or Baa), by Standard & Poor’s Corporation (AAA, AA, A, or BBB), or by Fitch, Inc. (AAA, AA, A, or BBB) or, if not rated, are of comparable quality as determined by the Adviser (bonds rated Baa or BBB are considered medium grade obligations and have speculative characteristics); obligations issued or guaranteed as to principal by the U.S. Government or its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances of U.S. banks and their branches located outside the U.S. and of U.S. branches of foreign banks, provided that the bank has total assets of at least one billion dollars or the equivalent in other currencies; commercial paper, which at the date of investment is rated A-2 or better by Standard & Poor’s, Prime-2 or better by Moody’s, F2 or better by Fitch, Inc. or, if not rated, is of comparable quality as determined by the Adviser; and any of the above securities subject to repurchase agreements with recognized securities dealers and banks, the corporate parents or affiliates of such dealers or banks, or clearing firms registered with the SEC that provide comparison, netting and settlement services to their members with respect to repurchase agreement transactions, determined by the Adviser to present minimal credit risk the Funds. In the event any debt obligation held by a Fund is downgraded below the lowest permissible grade, the Fund is not required to sell the security, but the Adviser will consider the downgrade in determining whether to hold the security.  In any event, a Fund will not purchase or, if downgraded, continue to hold debt obligations rated below the lowest permissible grade if more than 5% of such Fund’s net assets would be invested in such debt obligations (including, for the purpose of this limitation, convertible debt securities rated below Baa or BBB, or if unrated, of comparable quality).

Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities.

Bonds and other debt securities generally are interest rate-sensitive.  During periods of falling interest rates, the value of debt securities held by a Fund generally rises.  Conversely, during periods of rising interest rates, the value of such securities generally declines.  Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

Foreign Securities.  Ariel Focus Fund may invest up to 20% of its net assets, and each of Ariel Fund and Ariel Appreciation Fund may invest up to 10% of its net assets, in foreign securities, as classified by the Adviser. The Adviser considers the following factors when deciding whether to define a corporation as either “domestic” or “foreign”: (1) the location of the company’s headquarters; (2) the country in which the company is incorporated; (3) where the company derives the majority of its revenues; and (4) where the company earns the majority of its profits.

Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, or through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) covering such securities. When a Fund invests in foreign securities, their operating expenses are likely to be higher than that of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses are expected to be higher.

Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. The Funds currently do not expect to employ currency futures contracts or options on futures contracts in an attempt to address currency fluctuations.  There generally is less information publicly available about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets.  Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets.  Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets and significant withholding taxes.  Foreign economies may differ from the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators. The Funds have not invested in, and do not currently expect to invest in, “emerging” foreign market securities.

Borrowing.  The Funds may borrow from banks and enter into reverse repurchase agreements for temporary or emergency purposes in an amount up to 33 1/3% of a Fund’s total assets, taken at market value.  A Fund also may borrow up to an additional 5% of its total assets from banks or others. A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets.  A Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.  In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if a Fund would suffer losses as a result.  Borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging a Fund’s assets and potentially exposing a Fund to leveraged losses.

Restricted and Illiquid Securities.  A Fund may invest in restricted securities that are subject to contractual restrictions on resale. The Funds’ policy is to not purchase illiquid securities (which may include restricted securities) if more than 15% of a Fund’s net assets would then be illiquid.

The restricted securities that a Fund may purchase include securities that have not been registered under the Securities Act of 1933 (the “1933 Act”) but are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”).  This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act.  The Adviser, under criteria established by the Funds’ Board of Trustees, will consider whether Rule 144A Securities being purchased or held by a Fund are liquid and thus not subject to the Funds’ policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).  The liquidity of Rule 144A Securities also will be monitored by the Adviser and if, as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund’s holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Aggregate Ownership.  The Adviser may hold on behalf of its clients, including the Funds, in the aggregate, a significant percentage of the stock of certain companies.  In certain cases, the Adviser’s significant aggregate ownership on behalf of its clients may limit the Adviser’s options, including but not limited to, its ability to sell shares of such companies without adversely affecting the market price of such companies’ stock.  In addition, in some cases the total percentage of an issuer that the Adviser’s clients hold may be limited or affected by “poison pill” rights plans and other corporate restrictions, federal and state regulatory restrictions, and state control statutes.  In order to comply with such restrictions on aggregate holdings, the Adviser may, on occasion, be required to limit or sell a portion of its clients’ positions or may be unable to initiate or build a position for new clients in the stock of certain companies.

Sample Research Reports.  Sample research reports are available by contacting the Adviser at 1-800-292-7435, Option 4.

DIVIDENDS, CAPITAL GAINS AND TAXES

The tax discussion in this section is not intended as a complete or definitive discussion of the tax effects of investment in the Funds.  Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes related to ownership, exchange or sale of Fund shares.

The Trust intends to operate each Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”).  By so qualifying, a Fund will not be subject to federal income taxes to the extent its earnings are distributed.  The Trust also intends to manage the Funds so they are not subject to the excise tax imposed by the Tax Reform Act of 1986.

Dividends from net investment income are declared and paid annually.  Net investment income consists of the interest income, net short-term capital gains, if any, and dividends declared and received on investments, less expenses.  Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally declared and paid by the Funds once a year.

Dividend and Distribution Payment Options.  Dividends and any distributions from the Funds are automatically reinvested in the Funds at net asset value (“NAV”), unless you elect to have the dividends paid in cash.  If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

Taxes on Distributions.  Distributions are subject to federal income tax, and also may be subject to state or local taxes.  Distributions are taxable when they are paid, whether they are received in cash, or reinvested. However, distributions declared in December and paid in January are taxable as if they were paid on December 31 of the year they were declared. For federal tax purposes, the Funds’ income and short-term net realized capital gain distributions are taxed as dividends; long-term net realized capital gain distributions are taxed as long-term capital gains. Some dividends may be exempt from state or local income tax as income derived from U.S. Government Securities. You should consult your tax adviser on the taxability of your distributions.

“Buying a Dividend”.  At the time of your purchase of shares, the share price of a Fund may reflect undistributed income or capital gains.  Any income or capital gains from these amounts that are later distributed to you are fully taxable.  On the record date of a distribution, the Fund’s share value is reduced by the amount of the distribution.  If you buy shares just before the record date (“buying a dividend”) you will pay the full price for the shares and then receive a portion of this price back as a taxable distribution.

Capital Gains and Losses.  If you sell your shares or exchange them for shares of another Fund, you will have a short or long-term capital gain or loss, depending on how long you owned the shares that were sold or exchanged.  In January, you will be sent a form indicating the proceeds from all sales, including exchanges.  You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Backup Withholding and Broker Reporting.  The Trust is required to withhold the amount prescribed by law of any dividends (including long-term capital gain dividends) paid and the amount prescribed by law of each redemption transaction, if: (a) the shareholder’s social security number or other taxpayer identification number (“TIN”) is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalty of perjury that the TIN provided is the shareholder’s correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of under reporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been under reporting of interest or dividends by the shareholder.  Affected shareholders will receive statements at least annually specifying the amount withheld.

In addition, the Trust is required under the broker reporting provisions of the Code to report to the Internal Revenue Service the following information with respect to each redemption transaction: (a) the shareholder’s name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) each Fund’s identifying CUSIP number.

Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements.  Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue.  Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under Section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Trust for further information.

PURCHASING, EXCHANGING AND REDEEMING SHARES

This information supplements the discussion in the Funds’ Prospectus under the heading, “Managing Your Ariel Account.” Shares of the Funds may be purchased directly from the Ariel Mutual Funds or through certain financial institutions, brokers or dealers that have a sales agreement with Ariel Distributors, LLC, an affiliate and wholly-owned subsidiary of the Adviser (the “Distributor”). Shares purchased through a dealer may be subject to administrative charges or transaction fees.

Anti-Money Laundering Compliance.  As described in the Prospectus, in accordance with the regulations issued under the USA PATRIOT Act, Ariel Mutual Funds and their transfer agent are required to obtain, verify and record information that identifies each person who applies to open an account. The Funds must do this in an effort to ensure that they are not used as a vehicle for money laundering.

Verifying your identity may include checking your identifying information against various databases. The Funds also may ask to see identifying documents, such as a driver’s license or other state identification card for an individual or a business license for an entity, to verify your identity.  If the Funds are unable to verify your identity based on the information you provide, and your account is closed and liquidated, your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction.

If at any time the Funds believe you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” your account. The Funds also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account.  The Funds also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency.  In some circumstances, the law may not permit the Funds to inform you that they have taken the actions described above.

U.S. Government Requests for Financial Records.  Investment companies are subject to legal provisions that require a financial institution to produce a customer’s or entity’s financial records in response to a request from certain specified U.S. Government authorities and may prohibit the financial institution and any of its officers, employees or agents from disclosing to any person that a Government authority has sought or obtained access to a customer’s financial records. In requesting such records, the requesting U.S. Government authority must submit to the financial institution a written certificate that is signed by an appropriate supervisory official of the authority and that certifies to the financial institution that the U.S. Government authority has complied with relevant law.  In addition, financial institutions must comply with a request for financial records made by the Federal Bureau of Investigation (“F.B.I.”) when the F.B.I.’s Director or the Director’s authorized designee certifies in writing to the financial institution that such records are sought for proper foreign counter-intelligence purposes.

Purchasing Through Retirement Accounts.  To purchase shares of a Fund for a retirement plan, contact the Funds for complete information kits discussing the plans and their benefits, provisions and fees.

You may establish your new account under one of several tax-deferred plans.  These plans let you invest for retirement and shelter your investment income from current taxes.  Before opening a retirement account, consult your tax adviser to determine which options are best suited to your needs. The Funds may determine from time to time to waive the annual fee for IRA accounts.

•                                          Individual Retirement Accounts (IRAs): available to anyone who has earned income. Earnings grow on a tax-deferred basis and contributions may be fully or partially deductible for certain individuals. You also may be able to make investments in the name of your spouse, if your spouse has no earned income.

•                                          Roth IRAs: available to anyone who has earned income below a certain limit. Earnings grow tax-deferred and can be withdrawn tax-free at retirement if underlying contributions are held for at least five years.

•                                          Coverdell Education Savings Accounts: available to families with children under 18 to help pay for qualified higher education expenses. Certain income limits apply.

•                                          Qualified Profit-Sharing and Money-Purchase Plans: available to self-employed people and their partners, or to corporations and their employees.

•                                          Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations.

•                                          403(b)(7) Custodial Accounts: available to employees of most non-profit organizations and public schools and universities.

When Your Account Will Be Credited.  Certain financial institutions or broker-dealers or their respective designees that have entered into a sales agreement with the Distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program.  If payment is not received in the time specified, the financial institution could be liable for resulting fees or losses.  State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Funds.

Other Information About Purchasing Shares.  Although there is no sales charge imposed by the Funds when you purchase shares directly, certain dealers may impose charges for their services, and such charges may constitute a significant portion of a smaller account.

Other Information about Exchanging Shares.  All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Ariel Mutual Funds.

You may exchange your shares of the Funds only for shares that have been registered for sale in your state. See also “Dividends, Capital Gains and Taxes.”

In-Kind Redemptions.  The Funds reserve the right to honor any request for redemption or purchase by making payment in whole or in part in readily marketable securities.  These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.  The Funds have committed to pay in cash all requests for redemptions by a shareholder, limited in amount during any 90-day period to the lesser of $250,000 or 1% of a fund’s NAV at the beginning of such period.

Telephone Transactions.  During unusual market conditions, we may have difficulty in accepting telephone requests, in which case you should mail your request.  The Funds reserve the right to terminate, suspend or modify telephone transaction privileges.

Special Services and Charges.  The Funds pay for general shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

If you are purchasing shares of a Fund through a program of services offered by a dealer or other financial institution, you should read the program materials in conjunction with this Statement of Additional Information.  Certain features may be modified in these programs, and administrative charges may be imposed by these institutions for the services rendered.

Other Information About Redemptions.  If you redeem shares through dealers or other financial institutions, they may charge you a fee when you redeem your shares.  Once your shares are redeemed, the proceeds will normally be sent to you on the next business day.  However, if making immediate payment could adversely affect the Fund, it may take up to seven calendar days.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted Disclosure of Portfolio Holdings Policies and Procedures (the “Disclosure Policies”). It is the policy of the Adviser to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds. Neither the Funds, nor the Adviser, receive compensation with respect to the disclosure of portfolio holdings.

No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as described below.  Nothing in the Disclosure Policies is intended to prevent the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Adviser, the Distributor, the Trustees of the Funds, the Directors of the Adviser, the Funds’ custodian, fund accountant, sub-administrator, independent public accountants, attorneys, and who are subject to duties of confidentiality imposed by law and/or contract.

For purposes of the Disclosure Policies, portfolio holdings information does not include aggregate, composite or descriptive information that, in the opinion of the Funds’ Chief Compliance Officer or designee, does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Funds.  Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, or market capitalization; performance attributions by industry, sector or country; or (3) aggregated risk statistics.

The Funds publicly disclose all portfolio holdings (and related analytical information) as of the end of the most recent reporting period (reporting period to be no more frequently than monthly, but at least every fiscal quarter) on the Funds’ website, generally within five days of the reporting period.  There are numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes.  These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.

Portfolio managers and other senior officers or spokespersons of the Adviser or the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies (i.e., only reporting period end portfolio holdings).

The Adviser’s trading desk may periodically distribute to outside third parties lists of applicable investments held by its clients (including the Funds) for the purpose of facilitating efficient trading of such securities and receipt of relevant research. In no case may such lists identify individual clients or individual client position sizes.  Furthermore, such information may only be disclosed using reporting period data.  In the event that reporting period data is not used, then such disclosure shall be subject to the requirements set forth below, with the exception of those instances when the trading desk, at its discretion, disseminates a holdings list (consisting of names only) to brokers so that such brokers can provide the Adviser with natural order flow.

The non-public disclosure of aggregate portfolio holdings of the Funds to third parties may only be made following a determination by the Ariel Mutual Funds’ Chief Compliance Officer that the disclosure is for a legitimate business purpose and in the best interests of the Funds’ shareholders. Only the Funds’ Chief Compliance Officer is authorized to release non-public aggregate portfolio holdings of the Funds to third parties.  The non-public disclosure of aggregate (but not individual client) portfolio holdings of other clients of the Adviser to third parties may only be made following a determination by the Adviser’s Chief Compliance Officer that the disclosure is for a legitimate business purpose and in the best interests of the Adviser’s clients. Only the Adviser’s Chief Compliance Officer is authorized to release non-public aggregate portfolio holdings of other clients of the Adviser to third parties.  In considering whether the disclosure of such information is for a legitimate business purpose and in the best interests of the Funds’ shareholders or other clients of the Adviser, the Chief Compliance Officers must consider the conflicts between the interests of the Funds’ shareholders or other clients of the Adviser and those of the Adviser and any affiliated person of the Funds.

Any recipient of non-public disclosure of aggregate portfolio holdings also must sign a written Confidentiality Agreement and agree not to trade in securities on the basis of non-public information that may be included in the disclosure, or be bound by applicable duties of confidentiality imposed by law.  The Funds’ or the Adviser’s Chief Compliance Officer may implement additional procedures to monitor the use of such disclosed information as he or she believes is necessary and appropriate.  All Confidentiality Agreements must be in form and substance acceptable to, and approved by, both the Funds’ Chief Compliance Officer and the Adviser’s Chief Compliance Officer or, in his or her absence, their designees.  Any new Confidentiality Agreement must be consistent with past practices.  To that end, all Confidentiality Agreements involving the non-public disclosure of aggregate portfolio holdings of the Funds must be disclosed to the Funds’ Board of Trustees or an authorized committee of the Board.

Notwithstanding anything in the Disclosure Policies to the contrary, the Trust’s Board of Trustees and the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.  Further, the Disclosure Policies may not be waived, or exceptions made, without the written consent of both the Funds’ Chief Compliance Officer and the Adviser’s Chief Compliance Officer or, in his or her absence, their designees. All waivers and exceptions involving any of the Funds will be disclosed to the Trust’s Board of Trustees no later than its next regularly scheduled quarterly meeting.

Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law.  For example, the Adviser, Trust, or any of their affiliates or service providers may file any report required by applicable law (such as, Schedules 13D, 13G and 13F), respond to requests from regulators, and comply with valid subpoenas. The Trust is required to file reports containing the Funds’ complete portfolio schedules with the SEC on Form N-Q (first and third quarters) and on Form N-CSR (second and fourth quarters) not later than 60 days after the close of each respective quarter of the fiscal year.

As of December 31, 2007, each of the below listed third party service providers receive information concerning the Funds’ portfolio holdings: (1) KPMG LLP (serves as the Funds’ registered independent public accounting firm); (2) Seyfarth Shaw LLP and Bell, Boyd & Lloyd LLC (serve as counsel to the Funds and the Independent Trustees, respectively); (3) State Street

Bank and Trust Company (serves as the Funds’ custodian, fund accountant and sub-administrator); (4) U.S. Bancorp Fund Services, LLC (“USBFS”) (serves as the Funds’ transfer agent, dividend disbursing agent and shareholder servicing agent); (5) Institutional Shareholder Services, Inc. (provides proxy voting services); (6) FactSet Research Systems Inc. (provides portfolio attribution reports); (7) Thomson Corporation (provides portfolio attribution reports through its Vestek program); (8) Russell Mellon (provides portfolio analysis); (9) Indata (provides portfolio analysis); (10) Cutter Associates, Inc. (provides business process consulting services to the Adviser); (11) Electra Information Systems (provides electronic reconciliation services); (12) ITG Solutions Network, Inc. (provides MacGregor, the Adviser’s trade order management system); (13) APL (provides the Adviser’s electronic book of records); (14) Morningstar, Inc. (provides fund evaluation services); and (15) Lipper Inc. (provides fund evaluation services); (16) Aon Investment Consulting for Winthrop Rockefeller Foundation account (provides portfolio analysis); (17) Commonwealth Financial (provides portfolio analysis); (18) Marco Consulting (provides portfolio analysis) and (19) Watson Wyatt (provides portfolio analysis).  The Funds may provide portfolio holdings to other appropriate service providers in accordance with the Disclosure Policies.

The Board of Trustees reviews the Disclosure Policies at least annually and must approve all material amendments thereto.

PRICING SHARES

Net Asset Value.  The NAV per share of a Fund, the price at which the Fund’s shares are purchased and redeemed, is determined every business day as of the close of the NYSE (generally 3:00 p.m. Central Time), and at such other times as may be necessary or appropriate.  The Funds do not determine NAV on certain national holidays or other days on which the NYSE is closed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV per share is computed by dividing the value of a Fund’s total assets, less its liabilities, by the total number of shares outstanding.

Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Funds will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such orders may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.

The Funds strictly prohibit late day trading.  Orders for purchases and sales must be placed on or before the close of the NYSE to receive that day’s share price. If an order is received after the close of the NYSE, the order is processed at the NAV next calculated on the following business day. In addition, all broker-dealers and administrators are required by contract (and, in the case of broker-dealers, by regulation) to only execute orders that are placed at or before the close of the NYSE. However, the Funds and their agents cannot ensure that orders transmitted to the Funds or their agents as orders received by the close of the NYSE on a given day were in fact received by the intermediary by that time.

Valuation.  The Funds’ securities are valued as follows: Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded, and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price.  If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.  Debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from a pricing source or one or more market makers for such securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

In the event that the Adviser determines that market quotations are not available for any security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees. Market quotations also may be deemed unavailable in other contexts, where the Adviser reasonably believes a quotation does not reflect the price as of the market close. The Funds have adopted procedures for monitoring significant events, which the Trust defines as an event that could materially affect the value of a security that has occurred between the time of the security’s last close and the time of which the NAV is calculated.  In the event the Adviser becomes aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Foreign securities may impose additional fair valuation considerations due to the potential for market timing activity. For the purposes of valuation, the Funds define a foreign security as a security that trades solely or principally on a foreign exchange or other foreign market and for which no ADR, GDR or other receipt exists.  In the event that the Funds purchased a foreign security, additional procedures would be established and used as described in the valuation procedures established by the Board of Trustees.

INVESTMENT ADVISER AND FUND ADMINISTRATOR

Investment Adviser.  Ariel Capital Management, LLC, 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601, acts as investment adviser and fund administrator under management agreements with the Trust (“Management Agreement”) for each of the Funds.  Ariel Capital Management Holdings, Inc., an entity that is controlled by John W. Rogers, Jr., is the sole managing member of the Adviser.  John W. Rogers, Jr. is the Chief Executive Officer of the Adviser and, as the controlling person of Ariel Capital Management Holdings, Inc., controls the Adviser.

Management Agreements between the Trust and the Adviser for each of the Funds will all remain in effect as to a Fund indefinitely, provided continuance is approved at least annually by vote of the holders of a majority of the outstanding shares of the Fund or by the Board of Trustees of the Trust; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Trust who are not parties to the Management Agreement or “interested persons”, as that term is defined in the 1940 Act (the “Independent Trustees”), of parties to the Management Agreement or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.  Any Management Agreement may be terminated without penalty by the Trust or the Adviser upon 60 days’ prior written notice; it automatically terminates in the event of its assignment.

Pursuant to the Management Agreement for each Fund, the Adviser is responsible for determining the investment selections for a Fund in accordance with the Fund’s investment objectives and policies stated above, subject to the direction and control of the Board of Trustees.

The Adviser pays the salaries and fees of all officers and Trustees who are affiliated persons of the Adviser. The Adviser also provides the Funds with office space and administrative services, furnishes executive and other personnel to the Funds and is responsible for providing or overseeing the Funds’ day-to-day management and administration.

The Adviser is paid for its investment and administration services provided to Ariel Fund at the annual rate of 0.65% of the first $500 million of average daily net assets, 0.60% for the next $500 million of average daily net assets, and 0.55% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2007, the fee was 0.57% of average daily net assets.

The Adviser is paid for its investment and administration services provided to Ariel Appreciation Fund and for Ariel Focus Fund at the annual rate of 0.75% of the first $500 million of average daily net assets of each Fund, 0.70% for the next $500 million of average daily net assets, and 0.65% of average daily net assets over $1 billion.  For the fiscal year ended September 30, 2007, the fee was 0.68% and 0.75% of average daily net assets for Ariel Appreciation Fund and Ariel Focus Fund, respectively.  For the fiscal year ended September 30, 2007, the Adviser reimbursed the Ariel Focus Fund $143,052.

Fees paid to the Adviser under the Management Agreements for the fiscal years ended September 30, 2005, 2006 and 2007 were $25,070,648, $26,216,021 and $23,773,132 respectively, for Ariel Fund and $21,732,706, $20,662,143 and $18,389,799 respectively, for Ariel Appreciation Fund.  No reimbursements were made by the Adviser for these two funds in any of the specified fiscal years. Fees paid to the Adviser under the Management Agreements for the period June 30, 2005 (date of inception) to September 30, 2005 and fiscal years ended 2006 and 2007 for Ariel Focus Fund were $19,027, $137,924 and $285,361, respectively.

The Ariel Mutual Funds pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities, except that the Adviser must reimburse any Fund if its annual expenses (excluding brokerage, taxes, interest, expenses under the Rule 12b-1 Plan of Distribution discussed below, and extraordinary items) exceeds 1.50% of the first $30 million of the Fund’s average daily net assets and 1% of such assets in excess of $30 million.  In addition, the Adviser is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ended September 30, 2009. After that date, there is no assurance that such expenses will be limited.

Portfolio Managers – Ariel Fund and Ariel Appreciation Fund. John W. Rogers, Jr. is the lead portfolio manager for both Ariel Fund and Ariel Appreciation Fund. As such, he makes the final investment decisions for both Funds and works closely with the Portfolio Manager for each Fund. As of September 30, 2007, other accounts managed by Mr. Rogers include 89 institutional accounts totaling $7.3 billion in assets, including two performance-based fee accounts totaling $1,028.3 million in assets, one pooled investment vehicle totaling $93.5 million in assets, five sub-advisory relationships totaling $1.4 billion in assets and 1,249 other accounts (which include wrap accounts, high net worth individuals and trusts) totaling $570.8 million in assets. Accounts managed within the same strategy are managed using similar investment weightings.  This does not mean, however, that all accounts in a given strategy will hold the same stocks.  Potential conflicts of interest may arise, for example between those accounts that have performance-based fees and those accounts that do not have such fees.  The Adviser allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts.  Differences in investments are a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

John P. Miller serves as portfolio manager for Ariel Fund, and Matthew F. Sauer serves as portfolio manager for Ariel Appreciation Fund. Mr. Miller does not manage any other accounts, other investment companies or other pooled investment vehicles.  As of September 30, 2007, accounts managed by Mr. Sauer include one sub-advisory relationship totaling $61.3 million in assets (Mr. Rogers serves as Lead Portfolio Manager for this account).  Mr. Sauer does not manage any other accounts or other pooled investment vehicles.  Accounts managed within the same strategy are managed using similar investment weightings.  This does not mean, however, that all accounts in a given strategy will hold the same stocks.  Potential conflicts of interest may arise, for example between those accounts that have performance-based fees and those accounts that do not have such fees. The Adviser allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts.  Differences in investments are a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Ariel Focus Fund.  Charles K. Bobrinskoy and Timothy Fidler are the co-portfolio managers of Ariel Focus Fund. As such, they make the final investment decisions for the Fund. As of September 30, 2007, other accounts managed by Messrs. Bobrinskoy and Fidler include two institutional accounts totaling  $12.0 million in assets and one high net worth account totaling $1.1 million. Messrs. Bobrinskoy and Fidler do not manage any other investment companies or other pooled investment vehicles. Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. The Adviser allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts.  Differences in investments are a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Mr. Rogers’ compensation is determined by the Adviser’s Board of Directors and is composed of:

(1)     Base Salary. Base salary is a fixed amount determined at the beginning of each compensation year and is calculated based upon market factors for CEOs of comparable firms.

(2)     Discretionary Bonus Pool. The quarterly discretionary bonus is related to the profitability of the Adviser and consists of cash and mutual fund shares purchased by the Adviser in the Funds managed by Mr. Rogers.

(3)     Annual Incentive Award. An annual incentive award is based upon goals set by the Adviser’s Board of Directors that are tied to the performance of both Ariel Fund and Ariel Appreciation Fund against relevant indices over a market cycle, the performance of the Adviser (profitability standards (EBITDA margin)), adherence to investment strategy and Mr. Rogers’ execution of various annual firm goals, such as allocating firm resources to enhance the Funds’ success and meeting budgetary goals.

(4)     Stock Grant. Stock grants are based upon Mr. Rogers’ contribution to the Adviser and his perceived value in the market place.

(5)     Profit Sharing Plan. A contribution to Mr. Rogers’ portion of the Adviser’s profit sharing plan is based upon criteria used for all employees of the Adviser.

There is no set formula for any of the above components of Mr. Rogers’ compensation; rather, all compensation is based upon factors determined by the Adviser’s Board of Directors at the beginning of each year.

The Adviser’s compensation methodology for the other portfolio managers consists:

(1)     Base Salary. Base salary is a fixed amount determined at the beginning of each compensation year. Base salaries vary within the Adviser based on position responsibilities, years of service and contribution to long-term performance of the Funds.

(2)     Discretionary Bonus Pool. Bonuses are determined through an annual performance evaluation process based on qualitative and quantitative factors.  In 2008, quantitative factors for the Adviser’s portfolio managers will include the performance of the respective Fund(s) managed by the portfolio manager relative to appropriate benchmarks and peer groups over a number of periods.  The Adviser’s portfolio managers who also serve as industry analysts are measured on the performance of companies covered by that analyst, both those that are purchased for a Fund and those that are not.  The discretionary bonus will consist of cash and mutual fund shares purchased by the Adviser in the Fund(s) managed by the portfolio manager.  In addition, all members of the Adviser’s research department who serve as industry analysts are evaluated on five qualitative factors: technical skills, productivity, communication skills, industry knowledge and consistent exhibition of the Adviser’s firm values.

(3)     Annual Stock Grants. Portfolio managers may be awarded discretionary grants of stock in the Adviser, based on position responsibilities, years of service and contribution to long-term performance of the Funds.

Additionally, as Vice Chairman and Director of Research responsible for the Adviser’s investment and research team, Mr. Bobrinskoy has the ability to earn an annual incentive that is given at the sole discretion of Mr. Rogers.

As of September 30, 2007, Messrs. Rogers, Miller and Sauer had invested the following amounts in Ariel Fund and Ariel Appreciation Fund.  Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000, $100,001-500,000; $500,001-1,000,000; and over $1,000,000:

		ARIEL	TOTAL
		APPRECIATION	INVESTED IN
	ARIEL FUND	FUND	BOTH FUNDS

John W. Rogers, Jr.	Over $1,000,000	Over $1,000,000	Over $1,000,000
John P. Miller	$100,001-500,000	N/A	N/A
Matthew F. Sauer	N/A	$100,001-500,000	N/A

As of September 30, 2007, Messrs. Bobrinskoy and Fidler had invested the following amounts in Ariel Focus Fund. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000, $100,001-500,000; $500,001-1,000,000; and over $1,000,000:

ARIEL FOCUS FUND

Charles K. Bobrinskoy	Over $1,000,000
Timothy Fidler	Over $1,000,000

Code of Ethics.  The Adviser, the Trust and the Distributor (collectively, the “Ariel entities”) have adopted a combined Code of Ethics that meets the requirements of Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940 (the “Code of Ethics”).  The Code of Ethics describes the Ariel entities’ policies and procedures pertaining to personal securities transactions and giving and accepting gifts and entertainment.  Subject to the limitations set forth in the Code of Ethics, the officers, directors, trustees and employees of the Ariel entities may invest in securities, including securities that may be purchased or held by the Funds.  A copy of the Code of Ethics is on public file with, and available from, the Securities and Exchange Commission. It is also available on the Funds’ web site, arielmutualfunds.com.

Fund Sub-Administrator.  The Adviser has entered into an agreement with State Street Bank and Trust Company (“State Street”), effective January 1, 2004, under which State Street provides certain administrative services to the Funds.  Under the direction and supervision of the Adviser, State Street performs fund administration services and prepares reports for the Board of Trustees. The Adviser compensated State Street for such services in the amount of $417,342 for the 2007 calendar year. State Street’s principal place of business is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Approval of the Management Agreements. The Board of Trustees is scheduled to meet four times a year. The Trustees, including the Independent Trustees, believe that matters bearing on the Management Agreements are considered at most, if not all, of their meetings.  The Independent Trustees are advised by independent legal counsel selected by the Independent Trustees. A discussion of the Trustees’ considerations regarding the Funds is contained in the Funds’ Semi-Annual Report for the six months ended March 31.

METHOD OF DISTRIBUTION

Distributor.  Ariel Distributors, LLC is the principal underwriter for the Funds under an agreement with the Trust. Pursuant to the Underwriting Agreement and the Rule 12b-1 Plan of Distribution (the “Distribution Plan”) adopted by each Fund, the Distributor, as the principal underwriter, receives a fee at the annual rate of 0.25% of each of the average daily net assets of each Fund for its distribution services and for assuming certain marketing expenses.  The Distributor engages in a continuous offering of shares of the Funds. The Distributor is located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

The Trust has adopted the Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Funds. Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity that is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The Distribution Plan authorizes the Trust to pay up to 0.25% annually of each of the Fund’s average daily net assets in connection with the distribution of the Fund’s shares. While it is anticipated that the expenses of distribution will equal or exceed the fees collected by the Distributor, it is possible under the Distribution Plan for the Distributor to make a profit for its service for distribution. In addition, to the extent that any investment advisory fees paid by the Funds may be deemed to be indirectly financing any activity that primarily is intended to result in the sale of Fund shares within the meaning of Rule 12b-1, the Distribution Plan authorizes the payment of such fees.  For the fiscal years ended September 30, Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund paid Distribution Plan expenses to the Distributor as follows:

	2005		2006	2007

Ariel Fund	$11,054,840		$11,575,464	$10,465,060
Ariel Appreciation Fund	$8,070,271		$7,658,516	$6,784,538
Ariel Focus Fund	$6,342	*	$45,975	$95,120

*For the period from the Fund’s inception date (June 30, 2005) to September 30, 2005.

In connection with the exchange privilege with respect to the SSgA Money Market Fund, the Distributor has established and maintains accounts for such shareholders at USBFS, the Funds’ transfer agent (as described below), and the SSgA Money Market Fund’s transfer agent. The Distributor receives a fee from the SSgA Money Market Fund at the rate of 0.25% of the average net assets of such accounts. Such fees help defray the costs of maintaining these accounts, including fees paid to USBFS, the Funds’ transfer agent. In certain years, the Distributor may make a profit from the fees it receives from the SSgA Money Market Fund.

The Distribution Plan was approved for each Fund by the Board of Trustees, including a majority of the Independent Trustees who have no direct financial interest in the operation of the Plan or in any agreements related to the Distribution Plan.  In establishing the Distribution Plan, the Trustees considered various factors including the amount of the distribution fee.  The Trustees determined that there is a reasonable likelihood that the Distribution Plan will benefit the Trust and its shareholders.

The Distribution Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the Fund.  Any change in the Distribution Plan that would materially increase the distribution cost to a Fund requires approval of the shareholders of that Fund; otherwise, the Distribution Plan may be amended by the Trustees, including a majority of the Independent Trustees.

The Distribution Plan will continue in effect indefinitely, if not terminated in accordance with its terms, provided that such continuance is annually approved by (i) the vote of a majority of the Independent Trustees and (ii) the vote of a majority of the entire Board of Trustees.

Apart from the Distribution Plan, the Adviser, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Funds, including compensation to broker-dealers in consideration of promotional or administrative services.  Further details regarding these payments are set forth below.

Brokers, Dealers and Other Intermediaries.  The Funds have authorized certain dealers to accept on their behalf purchase and redemption orders.  Such dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf.  The Funds will be deemed to have received a purchase or redemption order when an authorized dealer or such dealer’s authorized designee, accepts the order.  Customer orders will be priced at the applicable

Fund’s NAV next computed after they are accepted by an authorized dealer or such dealer’s designee.

Brokers, dealers, financial intermediaries, recordkeepers and other service providers (collectively, “Qualifying Dealers”) may be entitled to receive certain payments from the Funds, the Adviser and the Distributor. In addition to compensating Qualifying Dealers for distribution, shareholder servicing and recordkeeping, these payments may be required by Qualifying Dealers for selling the Funds’ shares and providing continuing support to shareholders.

Qualifying Dealers may receive (i) distribution and shareholder servicing fees from the Distributor; (ii) fees from the Funds for providing recordkeeping and shareholder services to investors who hold shares of the Funds through dealer-controlled omnibus accounts; and (iii) other compensation, described below, paid by the Adviser or the Distributor from their own resources. Further information about fees paid by the Funds for recordkeeping and shareholder services may be found in the section entitled, “Transfer Agent, Sub-Transfer Agents, Custodian and Other Important Service Providers”.

During calendar year 2007, the Adviser and the Distributor paid UBS Financial Services, Inc. (“UBS”) ten basis points on all fund assets held through the PACE Multi and Insight One platforms and $12 per UBS client account invested in shares of the Funds; Pershing LLC (“Pershing”) ten basis points on all fund assets held through Pershing’s FundVest; and Morgan Stanley & Company, Inc. (“Morgan Stanley”) three basis points on qualifying Fund shares held in accounts through Morgan Stanley’s fee based advisory programs. Such fees are for various administrative and recordkeeping services provided by UBS, Pershing and Morgan Stanley through their use of Networking Level III processing. These services include, but are not limited to: process and mail trade confirmations to clients, which includes postage, stationary and labor; process and mail monthly client statements for fund shareholders, which includes postage, stationary and labor; capture, process and mail tax data to fund shareholders, which includes postage, stationary and labor; issue and mail dividend checks to shareholders that select cash distributions; prepare record date lists of shareholders for proxy solicitations and mail proxy materials to shareholders, which includes postage, stationary and labor; trade execution via FundSERV; proper settlement of all transactions; collect and post distributions to shareholder accounts; automated sweep of proceeds from redemptions; handle organizational actions such as fund mergers and name changes; provide a dedicated shareholder service center that addresses all client and broker inquiries regarding operational issuers and fund investment performance; establish, maintain and process systematic withdrawals and automated investment plans; establish and maintain shareholder account registrations and distribution options; process purchases, liquidations, exchanges, transfers, dividend options and maintain address changes; and process 12b-1 payments.

The Distributor and the Adviser also may provide promotional incentives and marketing support to certain advisers, dealers and financial institutions.  Promotional incentives and marketing support may include: merchandise carrying the Funds’ logo; occasional meals and tickets to sporting events, theater productions and concerts; and payments or reimbursements used to offset marketing expenses and related costs of meetings or seminars held for the purpose of training or education. Such promotional incentives and marketing support are not preconditioned on achievement of any sales targets by any adviser, dealer or financial institution; however, the receipt (or prospect of receiving) payments described above may provide an adviser, dealer or financial institution (and its salespersons) with an incentive to favor sales of shares of the Ariel Mutual Funds over sales of other mutual funds (or non-mutual fund investments) with respect to which the adviser, dealer or financial institution does not receive such payments or support or receives them in a lower amounts.

TRANSFER AGENT, SUB-TRANSFER AGENTS, CUSTODIAN AND OTHER IMPORTANT SERVICE PROVIDERS

Transfer Agent.  U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202 has been retained by the Trust to act as transfer agent, dividend disbursing agent and shareholder servicing agent.  Its responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; updating of shareholder accounts to reflect declaration and payment of dividends; and preparing and distributing quarterly statements to shareholders regarding their accounts.

Custodian. State Street, the Funds’ Sub-Administrator, also has been retained by the Trust to act as custodian and fund accountant. State Street’s responsibilities include keeping custody of all of the Funds’ investments.

Sub-Transfer Agents.  Firms that establish omnibus accounts and provide substantially the same services to their clients as are provided by USBFS to direct shareholders of the Funds may receive sub-transfer agent fees for such services from the respective Fund.  Such fees may not exceed the amounts set by the Board of Trustees of the Trust, including a majority of the Independent Trustees. In certain instances, distributors or servicing agents may charge higher fees than the Funds’ Board of Trustees has approved.  In these cases, the Adviser pays the additional amount.

In an omnibus account, the Funds maintain a single account in the name of a financial intermediary such as a broker, dealer, recordkeeper or other service provider and the financial intermediary maintains all of the individual shareholder accounts. Likewise, for many retirement plans, a third party administrator may open an omnibus account with the Funds and the administrator will then maintain all of the participant accounts. The Distributor (and, in certain cases, the Adviser), on behalf of the Funds, enters into agreements whereby the Funds are charged by the financial intermediary or administrator for recordkeeping and shareholder services. Certain of those agreements are described in this Statement of Additional Information.

Recordkeeping and shareholder services typically include (i) establishing and maintaining shareholder accounts and records; (ii) recording shareholder account balances and changes thereto; (iii) arranging for the wiring of funds; (iv) providing statements to shareholders; (v) furnishing proxy materials, periodic reports of the Funds, prospectuses and other communications to shareholders as required; (vi) transmitting shareholder transaction information; and (vii) providing information in order to assist the Funds in their compliance with federal and state securities laws.  Each Fund typically would be paying these shareholder servicing fees directly, were it not that the financial intermediary holds all customer accounts in a single omnibus account with the Funds.

Registered Independent Public Accounting Firm. KPMG LLP (“KPMG”), 303 East Wacker Drive, Chicago, Illinois 60601, serves as registered independent public accountants for each of the Funds. KPMG audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports and the Funds’ Federal, state and excise tax returns, consults on financial accounting and reporting matters, meets with the Audit Committee of the Board of Trustees, and performs other professional accounting, auditing and tax services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel.  Seyfarth Shaw LLP, 131 South Dearborn Street, Suite 2400, Chicago, Illinois 60603, serves as counsel to the Funds. Bell, Boyd & Lloyd LLP, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602, serves as counsel to the Independent Trustees.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Adviser, under the direction and supervision of the Trust’s Board of Trustees, makes investment decisions and chooses brokers and dealers.

Best Execution and Soft Dollars.  The policy of the Adviser is to seek the best price and favorable execution of client transactions considering all circumstances.  In selecting brokers or dealers to execute transactions, the Adviser considers natural order flow, market impact, anonymity, the firm’s financial responsibility, reputation and the range and quality of its services that are deemed useful to better serve clients.  In addition to execution, the services provided by brokers or dealers may include supplemental research, statistical information and objective performance evaluation.  Under the Management Agreements between the Trust and the Adviser for each Fund, the Adviser selects the brokers for Fund transactions.

The Adviser may not always place brokerage transactions on the basis of the lowest commission rate available for a particular transaction.  When it does so, the Adviser makes a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and other services provided. The provision of such services in exchange for brokerage business is commonly referred to as “soft dollar arrangements”.  The Adviser does not enter into soft dollar arrangements that are not covered by the safe harbor provided under Section 28(e) of the Securities Exchange Act of 1934.

Brokers may furnish, for example, proprietary or third party research reports, supplemental performance reports, statistical analyses, and software and computer programs used for research and portfolio analysis, and other valuable research information to the Adviser.  Such products and services are separate from the research reports provided by buy-side brokers.  The products and services provided by brokers through which the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all of these products and services may be used by the Adviser in connection with the Funds.  Additionally, the Adviser may receive certain research reports by sell-side brokers that are not used in investment decision making, but may receive other services from the sell-side broker that are used in the investment decision-making process.

In addition, the Adviser may receive certain brokerage and research products and services that provide both research and non-research (“mixed-use”) benefits.  In these instances, the Adviser uses client brokerage commissions to pay for the research portions and pays the non-research portion out of its own resources.  Although the allocations between research and non-research portions will be made in accordance with the Adviser’s overall fiduciary responsibilities, there are potential conflicts of interest created by the use and allocations of soft dollar arrangements. The Adviser, by entering into soft dollar arrangements, is relieved from paying for research products or services with its own money.  In addition, these arrangements may cause the Adviser to trade frequently to generate soft dollar commissions to pay for these products or services, which may not be in the best interests of its clients, or, in some cases, to trade actively in certain accounts to obtain research used primarily by other, less frequently traded accounts.  The Adviser’s disciplined investment strategy, utilized for all its clients, mitigates these potential conflicts.

The Adviser also is authorized to execute transactions with or through brokers who have sold shares of Ariel Mutual Funds.  Rule 12b-1(h) under the 1940 Act prohibits a fund from directing portfolio transactions to any broker-dealer that sells fund shares unless it has adopted and implemented procedures reasonably designed to (1) prevent persons effecting portfolio securities transactions from taking into account broker/dealers’ promotion or sale of mutual fund shares, and (2) prevent the funds, any investment adviser and the principal underwriter from entering into an agreement to direct portfolio securities transactions or certain other remuneration to a broker-dealer in consideration for the promotion or sales of shares of any registered investment company.

It is the policy of the Trust to comply with Rule 12b-1(h).  The Trust’s Board of Trustees has adopted Rule 12b-1(h) Policies and Procedures (the “12b-1(h) Policies”).  The 12b-1(h) Policies are designed to ensure that personnel responsible for portfolio trading and for negotiating agreements with unaffiliated broker-dealers are informed of the Funds’ policy and comply with such policy. The Adviser’s Head Trader and Executive Vice President of Marketing annually certify to their compliance with the 12b-1(h) Policies.

Portfolio Commissions. The Funds paid the following brokerage commissions:

	As of September 30
	2005	2006	2007

Aggregate amount paid by the Funds	$6,300,462	$6,527,432	$5,159,808

Amount paid to brokers providing research services	$4,047,255	$4,683,385	$3,964,981

Amount of transactions with research brokers	$2,837,736,992	$3,461,042,713	$3,716,986,666

As of September 30, 2007, the Funds owned the following securities (excluding repurchase agreements) issued by any of the ten broker-dealers with whom the Funds transacted the most business during the fiscal year ended September 30, 2007:

Broker-Dealer	Dollar Value
UBS AG	$1,858,425
Citigroup Inc.	$1,554,111

Directed Brokerage.  Certain clients may direct the Adviser to use particular brokers for executing transactions in their accounts.  To the extent brokerage transactions are placed with particular brokers as directed by a client or under the terms of third-party wrap programs, the Adviser’s ability to negotiate commissions, aggregate client orders and seek execution of transactions as efficiently as possible and at the best price, may be limited or eliminated.  Clients who direct the Adviser to use particular brokers may pay higher commissions, obtain greater spreads, or obtain less favorable net prices than might be the case for those clients who do not.

Certain institutional clients direct the Adviser to place all or a portion of their brokerage with minority-owned and/or local brokers, or brokers who provide the client with certain services, such as performance monitoring and commission recapture. The Adviser does not use brokerage from another client account to pay for a product or service purchased under these client-directed brokerage arrangements.

In accordance with the various third-party wrap programs in which the Adviser participates, the Adviser directs trading to the applicable third-party wrap program sponsor. Clients typically pay no commissions on trades executed through third-party wrap program sponsors.

To the extent that the Adviser’s clients’ directed brokerage is not available to support soft dollar arrangements, clients (including the Ariel Mutual Funds) who give the Adviser brokerage discretion will support a disproportionate share of the Adviser’s soft dollar arrangements.

Aggregation and Allocation of Trades.  The Adviser typically aggregates contemporaneous client purchase or sale orders into blocks for execution in order to achieve more efficient execution, lower per share brokerage costs and, in the aggregate, better and fairer prices.  Where purchases or sales are made on a block basis, price and per share commission and transaction costs are allocated to each advisory client on a pro rata basis subject to available cash, account restrictions, directed brokerage, and other relevant investment factors.  Trade allocations will be fair and equitable to all clients. The Adviser will not favor any client account, or group of client accounts, over any other client account or group of client accounts.  The Adviser may aggregate trades for execution and request that the executing broker “step-out” a portion of the aggregate trade to clients’ directed brokers. The executing broker gives up the trades to the directed broker who receives any related commissions and confirms the transaction to the Adviser and the clients involved.

The Adviser’s trading desk, upon receiving incoming orders of similar purchases and sales of securities for clients, determines the sequencing of such orders among the clients.  The Adviser’s trading desk attempts to coordinate the timing of orders to prevent the Adviser from “bidding against” itself on such orders.  The Adviser’s trading desk may sequence orders for directed brokerage clients (including third-party wrap program clients) behind orders for its other clients.

The Adviser’s trading desk executes orders for all clients other than its third-party wrap program clients. The Adviser’s trading desk sends its third-party wrap program clients’ orders to their sponsors for execution.  While third-party wrap program clients are trading, the Adviser’s trading desk typically suspends trading for other clients until the third-party wrap program sponsors have completed their transactions. The Adviser’s trading desk rotates the sequence of transactions among the third-party wrap programs, as well as within each third-party wrap program, on a random basis.

The Adviser may purchase shares for one or more accounts and sell the same issue in one or more other accounts. Normally, the Adviser will utilize an electronic communication network (ECN) that commingles buy and sell orders from many sources and executes trades automatically in aggregate amounts available to match.  Occasionally, the Adviser may do a direct purchase and sale transaction between portfolios of the Funds.  These are effected in accordance with regulations under the 1940 Act governing such transactions.

The Adviser does not execute personal trades for its employees, officers, or directors.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser.  The Adviser will vote such proxies in accordance with its Proxy Voting Policies and Procedures (the “Proxy Policies”), a summary of which may be found below.

For any conflicts that may arise between the interests of a Fund and the interests of the respective investment advisers, principal underwriter, or any affiliated person(s) of the Funds, the Proxy Policies will be followed.

Proxy voting records for the Funds for the most recent 12-month period ended June 30 are available without charge, upon request, by calling the Funds at 1-800-292-7435.  This information also is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Summary of Proxy Policies. In accordance with applicable regulations and law, the Adviser is providing this summary of its Proxy Policies concerning proxies voted by the Adviser on behalf of each investment advisory client who delegates proxy voting authority and delivers the proxies to the Adviser.  The Adviser has retained Institutional Shareholders Services, Inc. (ISS) for the purpose of receiving, cataloging, voting and reporting proxies.  A client may retain proxy voting powers, give particular proxy voting instructions to the Adviser, or have a third party fiduciary vote proxies. The Adviser’s Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and the Adviser’s internal policies and procedures.

As part of the Adviser’s investment process, it places extraordinary emphasis on a company’s management, its board and its activities.  The Adviser looks for companies with high quality managements, as represented by their industry experience.  Further, the Adviser strives to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders.  As a result, it is generally the policy of the Adviser to vote its investment responsibility shares in favor of proposals recommended by the Board.

The Adviser has established general guidelines for voting proxies on behalf of its clients. While these generally guide the Adviser’s decision-making, all issues are analyzed by the Adviser Investment Committee member who follows the company, as well as the Adviser’s Director of Research. As a result, there may be cases in which particular circumstances lead the Adviser to vote an individual proxy differently than otherwise stated within its general proxy voting guidelines.  In such cases, the Adviser will document its reasoning.  The Adviser may be required to vote shares in securities of regulated companies (such as banks) in conformance with conditions specified by the industry’s regulator. In certain circumstances, this may mean that the Adviser will refrain from voting shares.

If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, it is the Adviser’s policy to generally vote in accordance with the recommendations of ISS. If, in a conflict situation, the Adviser decides to vote differently than ISS, the proxy will be referred to the Adviser’s Proxy Resolution Committee. The Proxy Resolution Committee is charged with determining whether the Adviser Investment Committee members’ and Director of Research’s decisions regarding proxy voting are based on the best interests of the Adviser’s clients and are not the product of a conflict.

For each proxy, the Adviser maintains records as required by applicable law.  Proxy voting information will be provided to clients in accordance with their agreement with the Adviser or upon request.  A client may request a copy of the Adviser’s Proxy Voting Policies and Procedures, or a copy of the specific voting record for their account, by calling the Adviser at 1-800-725-0140, or writing to Ariel Capital Management, LLC at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

TRUSTEES

Ariel Mutual Funds operates under the supervision of a Board of Trustees responsible to each Fund’s shareholders. The following table lists the Board of Trustees of the Trust.  The Board of Trustees supervises the business and management of the Trust and approves all significant agreements between the Trust and outside service providers.

For purposes of their service as Trustees to the Ariel Mutual Funds, the business address for each of the Trustees is: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.  Each Trustee serves until his or her retirement, resignation, death, removal or mental or physical incapacity.

Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years	No. of portfolios in Fund complex overseen by Trustee

INDEPENDENT TRUSTEES:

Mario L. Baeza, Esq. (57)	Trustee; Member of Governance and Management Contracts Committees	Since 1995	Founder and Executive Chairman of V-Me Media, Inc. (media production and distribution company) since 2007; Chairman and Chief Executive Officer, The Baeza Group, LLC and Baeza & Co., LLC (Hispanic-owned investment firms) since 1995; Chairman, TCW/Latin America Partners, LLC (private equity capital firm) 1996-2006 (CEO 1996-2003)	3

Other directorships: Air Products and Chemicals, Inc.; Tommy Hilfiger Corp.; Israel Discount Bank; Urban America LLC; Channel Thirteen/WNET; Hispanic Federation Inc; Americas for the United Nations Population Fund; NYC Latin Media and Entertainment Commission; Upper Manhattan Empowerment Zone

Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years	No. of portfolios in Fund complex overseen by Trustee

James W. Compton (69)	Trustee; Chairman of Governance Committee; Member of Audit Committee	Since 1997	Retired President and Chief Executive Officer, Chicago Urban League (non-profit, civil rights and community-based organization), 1978-2006	3

Other directorships: Seaway National Bank of Chicago; Commonwealth Edison Company; The Field Museum; DePaul University; The Big Shoulders Fund

William C. Dietrich (58)	Trustee; Chairman of Audit Committee; Member of Executive Committee	Since 1986	Executive Director, Shalem Institute for Spiritual Formation, Inc. (ecumenical educational institute) since 2006; Co-Executive Director, Shalem Institute, 2001 2006	3

Other directorships: Scottish Widows Investment Partnership Trust, Global Emerging Markets Fund

Royce N. Flippin, Jr. (73)	Lead Independent Trustee; Member of Governance and Management Contracts Committees; Chairman of Executive Committee	Trustee since 1986; Lead Independent Trustee since 2006	President, Flippin Associates (consulting firm) since 1992	3

Other directorships: Technical Career Institute, NYC; TerraCycle, Inc.; Princeton Club of New York; Independent Directors Council of the Investment Company Institute

John G. Guffey, Jr. (59)	Trustee; Member of Management Contracts and Audit Committees	Since 1986	President, Aurora Press, Inc. (publisher of trade paperback books) since 2003; Treasurer and Director, Silby, Guffey and Co., Inc. (venture capital firm), 1988 to 2003	3

Other directorships: Calvert Social Investment Foundation; Calvert Group of Funds, except for Calvert Variable Series

Christopher G. Kennedy (44)	Trustee; Member of Audit and Governance Committees	Since 1995	President, Merchandise Mart Properties, Inc. (real estate management firm) since 2000; Executive Officer, Vornado Realty Trust (publicly traded real estate investment trust) since 2000	3

Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years	No. of portfolios in Fund complex overseen by Trustee

Other directorships: Interface Inc.; Rehabilitation Institute of Chicago; Catholic Theological Union

William M. Lewis, Jr. (51)	Trustee; Member of Management Contracts Committee	Since 2007	Managing Director and Co - Chairman, of Investment Banking Lazard Ltd since 2004; Managing Director and Co-Head of the Global Banking Department, Morgan Stanley, 1999 to 2004	3

Other directorships: Freddie Mac; Darden Restaurants, Inc.; NAACP Legal Defense Fund; Phillips Academy; The Cancer Research Institute; Carnegie Endowment for International Peace

H. Carl McCall (72)	Trustee;	Since 2006	Principal, Convent Capital, LLC	3
	Member of		(financial advisory firm) since
	Audit and		2004; Comptroller of the State of
	Governance		New York, 1993-2002
Committees

Other directorships: Tyco International Ltd.; New Plan Excel Realty Trust, Inc.

James M. Williams (60)	Trustee;	Since 2006	Vice President and Chief	3
	Chairman of		Investment Officer, J. Paul Getty
	Management		Trust, since 2002
Contracts
Committee

Other directorships: SEI Mutual Funds

INTERESTED TRUSTEES*:

John W. Rogers, Jr. (49)	Trustee	1986-1993;	Founder, Chairman, Chief	3
		since 2000	Executive Officer and Chief
Investment Officer, Ariel Capital
Management, LLC; Lead Portfolio
Manager, Ariel Fund and Ariel
Appreciation Fund

Other directorships: Aon Corporation; Exelon Corporation; McDonald’s Corporation; Chicago Urban League; JohnS. and JamesL.Knight Foundation

Mellody L. Hobson (38)	Chairman of	Trustee	President, Ariel Capital	3
	the Board of	since 1993;	Management, LLC since 2000
	Trustees and	President
	President;	since 2002;
	Member of	Chairman
	Executive	since 2006
Committee

Other directorships: DreamWorks Animation SKG, Inc.; The Estee Lauder Companies Inc.; Starbucks Corporation; Sundance Institute; Chicago Public Education Fund; Chicago Public Library; The Field Museum; Investment Company Institute (Board of Governors)

Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years	No. of portfolios in Fund complex overseen by Trustee

Merrillyn J. Kosier (48)	Trustee and	Trustee	Chief Marketing Officer, Ariel	3
	Vice	since 2003;	Mutual Funds since 2007
	President	Vice	Executive Vice President and
		President	Director of Mutual Fund
		since 1999	Marketing and Investor Services,
Ariel Capital Management, LLC
since 1999

Other directorships: Loyola University School of Business Board of Advisors; Chair of Mutual Fund Education Alliance; Harris Theater for Music and Dance; Lupus Foundation of America, Inc.

CHAIRMAN EMERITUS:
(has no trustee duties or responsibilities)

Bert N. Mitchell, CPA
Chairman and Chief Executive Officer, Mitchell & Titus LLP

*John W. Rogers, Jr., Mellody L. Hobson and Merrillyn J. Kosier are officers and shareholders of the Adviser and are therefore deemed to be “interested persons” of the Funds as defined in the 1940 Act.

STANDING COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee.  The Board of Trustees has established an Audit Committee, which is comprised entirely of Independent Trustees (William C. Dietrich, Chair; James W. Compton; John G. Guffey, Jr.; Christopher G. Kennedy and H. Carl McCall). The Audit Committee is responsible for the selection and retention of the independent accountants for the Trust. The Audit Committee is also responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of registered independent public accounting firms, including non-audit services performed. The Audit Committee reviews the qualifications of the registered independent public accounting firm’s key personnel involved in the foregoing activities and monitors the registered independent public accounting firm’s independence. The Audit Committee also oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, if appropriate in its judgment, the internal controls of certain service providers and the quality and objectivity of Ariel Mutual Funds’ financial statements and the independent audits thereof. The Audit Committee normally meets twice a year and, if necessary, more frequently. The Audit Committee met twice during fiscal year 2007.

Executive Committee.  The Board of Trustees has established an Executive Committee, which includes Royce N. Flippin, Jr., Chair; William C. Dietrich; and Mellody L. Hobson. The Executive Committee meets between meetings of the Board as necessary and is authorized to exercise all of the Board’s powers to conduct current and ordinary business of the Trust and to take other action as authorized by the Board. The Executive Committee also serves as the committee reviewing all special pricing issues. The Executive Committee met three times during fiscal year 2007.

Governance Committee.  The Board of Trustees has established a Governance Committee, which is comprised entirely of Independent Trustees (James W. Compton, Chair; Mario L. Baeza; Royce N. Flippin, Jr.; Christopher G. Kennedy; and H. Carl McCall).  The Governance Committee oversees the independence and effective functioning of the Board of Trustees and monitors good practices for mutual fund boards. The Governance Committee also performs certain functions of a nominating committee and makes recommendations regarding compensation of the Independent Trustees. Shareholders of the Funds may submit suggested candidates for Independent Trustees to the Governance Committee.  Any shareholder may submit the name of a candidate for consideration by the Governance Committee by submitting the recommendation in writing to the Trust’s Secretary.  The Secretary will forward any such recommendation to the Chairman of the Governance Committee promptly upon receipt. The Governance Committee normally meets twice a year and, if necessary, more frequently.  The Governance Committee met twice times during fiscal year 2007.

Management Contracts Committee.  The Board of Trustees has established a Management Contracts Committee, which is comprised entirely of Independent Trustees (James M. Williams, Chair; Mario L. Baeza; Royce N. Flippin, Jr.; John G. Guffey, Jr. and William M. Lewis, Jr,. The Management Contracts Committee oversees and reviews all management contracts between the Adviser and the Trust in order to focus the Trustees on the key points and terms of the various management contracts.  The Management Contracts Committee met once during fiscal year 2007.

All committees of the Board of Trustees operate in accordance with written charters.

COMPENSATION SCHEDULE

During the fiscal year ended September 30, 2007, compensation paid by the Funds to the Trustees not affiliated with the Adviser was as follows:

NAME	ARIEL FUND	ARIEL APPRECIATION FUND	ARIEL FOCUS FUND	AGGREGATE COMPENSATION FROM FUNDS IN COMPLEX PAID TO TRUSTEES(1)

Mario L. Baeza	$31,946	$23,366	$7,188	$62,500
James W. Compton	38,282	27,475	7,243	73,000
William C. Dietrich	34,870	24,916	7,215	67,000
Royce N. Flippin, Jr.	39,069	27,689	7,241	74,000
John G. Guffey, Jr.	25,044	18,815	7,141	51,000
Christopher G. Kennedy	31,664	23,144	7,192	62,000
William M. Lewis, Jr.	6,110	4,602	1,788	12,500
H. Carl McCall	32,257	23,549	7,194	63,000
James M. Williams	27,143	20,201	7,157	54,500

(1)                                 The Funds did not pay compensation to Trustees affiliated with the Adviser.

No pension or retirement plan benefits are accrued as part of the Trust’s expenses.

TRUSTEES’ FUND HOLDINGS

As of December 31, 2007, the Trustees had invested the following amounts in all Funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $ 50,001-100,000 and over $100,000:

NAME	ARIEL FUND	ARIEL APPRECIATION FUND	ARIEL FOCUS FUND	TOTAL INVESTED IN ALL FUNDS*

INDEPENDENT TRUSTEES:
Mario L. Baeza	None	$50,001-100,000	None	$50,001-100,000
James W. Compton	over $100,000	over $100,000	$10,001-50,000	over $100,000
William C. Dietrich	$50,001-100,000	None	$10,001-50,000	$50,001-100,000
Royce N. Flippin, Jr.	$10,001-50,000	$1-10,000	$10,001-50,000	$50,001-100,000
John G. Guffey, Jr.	$50,001-100,000	over $100,000	$50,001-100,000	over $100,000
Christopher G. Kennedy	over $100,000	over $100,000	over $100,000	over $100,000
William M. Lewis, Jr.	$1-10,000	$1-10,000	$1-10,000	$10,001-50,000
H. Carl McCall	over $100,000	None	None	over $100,000
James M. Williams	$10,001-50,000	$10,001-50,000	$10,001-50,000	$50,001-100,000
INTERESTED TRUSTEES:
John W. Rogers, Jr.	over $100,000	over $100,000	over $100,000	over $100,000
Mellody L. Hobson	over $100,000	over $100,000	over $100,000	over $100,000
Merrillyn J. Kosier	$50,001-100,000	$50,001-100,000	$50,001-100,000	over $100,000

*Total invested in all Funds is the aggregate dollar range of investments in all funds overseen by each individual Trustee and managed by the Adviser.

OFFICERS

Ariel Investment Trust officers (including some interested Trustees) all hold positions as executive officers with the Adviser and its affiliates, including the Distributor.  The descriptions for Mellody L. Hobson and Merrillyn J. Kosier can be found above under the heading “Trustees.” The Funds do not pay salaries to any of their officers.  Each of the Funds’ officers serves until his or her retirement, resignation, death, removal or mental or physical incapacity.  The business address for each of the officers is: 200 E. Randolph Drive, Suite 2900, Chicago, Illinois 60601. The number of portfolios overseen by all officers is 3.

Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years

Tom E. Herman, CPA (46)	Chief Financial Officer and Treasurer	Since 2005

Chief Financial Officer, Ariel Capital
Management, LLC since 2006; Senior
Vice President, Finance, Ariel Capital
Management, LLC, 2005-2006; Vice
President, Controller, Ariel Capital
Management, LLC, 2004-2005;
Regional Financial Manager, Otis
Elevator Company, 1999-2004

Other directorships: Community Health Charities of Illinois, Chicago Children’s Theatre

Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years
Sheldon R. Stein (79)	Vice President and Assistance Secretary	Vice President, since 2002 and Assistant Secretary since 2007	Vice President, General Counsel, Ariel Capital Management, LLC since 2001; Of Counsel, D’Ancona & Pflaum LLC and Seyfarth Shaw LLP, as successor thereto, since 2001

Other directorships: Great Books Foundation

Anita Zagrodnik (47)	Vice President, Chief Compliance Officer, Secretary and Assistant Treasurer	Vice President, Assistant Secretary and Assistant Treasurer since 2003; Chief Compliance Officer since 2004; Secretary since 2007	Vice President, Fund Administration, Ariel Capital Management, LLC since 2003; Principal, ideassociates, LLC (financial services consulting firm), 1999 to 2003

Other directorships: None

SIGNIFICANT SHAREHOLDERS

The following tables list the holders of record of five percent or more of the outstanding shares of Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund as of December 31, 2007:

ARIEL FUND

			% OF
	NUMBER OF		OUTSTANDING
NAME AND ADDRESS	SHARES OWNED	OWNERSHIP	SHARES

NATIONAL FINANCIAL SERVICES CORP	14,294,679	Record	19.32%
FOR THE EXCL BENEFIT OF OUR CUST
ATTN: MUTUAL FUNDS DEPT
ONE WORLD FINANCIAL CENTER
200 LIBERTY ST
NEW YORK NY 10281-1003

VALIC	9,874,280	Beneficial	13.35%
2929 ALLEN PKWY# A6-20		and Record
HOUSTON TX 77019-2142

CHARLES SCHWAB & CO INC	9,183,751	Record	12.41%
REINVEST ACCT
ATTN MUTUAL FUND DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

MLPF&S FOR THE SOLE BENEFIT	9,148,128	Record	12.36%
OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E 3RD FL
JACKSONVILLE FL 32246-6484

ARIEL APPRECIATION FUND

			% OF
	NUMBER OF		OUTSTANDING
NAME AND ADDRESS	SHARES OWNED	OWNERSHIP	SHARES

NATIONAL FINANCIAL SERVICES CORP	12,761,215	Record	25.50%
FOR THE EXCL BENEFIT OF OUR CUST
ATTN: MUTUAL FUNDS DEPT
ONE WORLD FINANCIAL CENTER
200 LIBERTY ST
NEW YORK NY 10281-1003

VALIC	7,587,600	Beneficial	15.16%
2929 ALLEN PKWY# A6-20		and Record
HOUSTON TX 77019-2142

CHARLES SCHWAB & CO INC	6,173,335	Record	12.34%
REINVEST ACCT
ATTN MUTUAL FUND DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

ARIEL FOCUS FUND

			% OF
	NUMBER OF		OUTSTANDING
NAME AND ADDRESS	SHARES OWNED	OWNERSHIP	SHARES

CHARLES SCHWAB & CO INC	1,295,810	Record	33.40%
REINVEST ACCT
ATTN MUTUAL FUND DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

ARIEL DISTRIBUTORS LLC PARTNERSHIP	430,293	Beneficial	11.09%
200 E RANDOLPH ST STE 2900		and Record
CHICAGO IL 60601-6436

CHARLES K BOBRINSKOY & MARY ANNE	358,914	Beneficial	9.25%
BOBRINSKOY JTWROS		and Record
C/O ARIEL CAPITAL MANAGEMENT
200 E RANDOLPH ST STE 2900
CHICAGO IL 60601-6436

ARIEL CAPITAL MGMT INC EMPLOYEES	259,706	Beneficial	6.69%
PROFIT SHARING PL & TR		and Record
200 E RANDOLPH DR STE 2900
CHICAGO IL 60601-6436

JOHN W ROGERS JR	246,342	Beneficial	6.35%
ARIEL CAPITAL MANAGEMENT		and Record
200 E RANDOLPH DR STE 2900
CHICAGO IL 60601-6436

Management Ownership. As of December 31, 2007, the directors and officers of the Ariel Mutual Funds as a group owned less than 1% of Ariel Fund and less than 1% of Ariel Appreciation Fund (not including the shares held by the Ariel Capital Management, LLC Employees Profit Sharing Plan, which are discussed below). The trustees and officers of the Ariel Mutual Funds as a group owned 8.6% of Ariel Focus Fund.  As of December 31, 2007, the Ariel Capital Management, LLC Employees Profit Sharing Plan owned less than 1% of Ariel Fund, less than 1% of Ariel Appreciation Fund, and 6.7% of Ariel Focus Fund.  As of December 31, 2007, the Adviser owned for its corporate account 1.9% of Ariel Focus Fund.  John W. Rogers, Jr., is the ultimate controlling owner of the Adviser and the trustee of the Ariel Capital Management, LLC Employees Profit Sharing Plan, and therefore, has voting and dispositive control of those entities’ shares.

APPENDIX

Corporate Bond and Commercial Paper Ratings

The following is a description of Moody’s Investors Service, Inc.’s bond ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The following is a description of Standard & Poor’s Corporation’s investment grade bond ratings:

AAA: Bonds rated AAA are considered highest grade obligations.  They possess the ultimate degree of protection as to principal and interest.  They move with market interest rates, and thus provide the maximum safety on all counts.

AA: Bonds rated AA are high-grade obligations.  In the majority of instances, they differ from AAA issues only to a small degree.  Prices of AA bonds also move with the long-term money market.

A: Bonds rated A are upper medium grade obligations.  They have considerable investment strength, but are not entirely free from adverse effects of change in economic and trade conditions. Interest and principal are regarded as safe.  They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

BBB: Bonds rated BBB are medium grade obligations.  They are considered borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and are normally protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant monitoring. These bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

The following is a description of Fitch, Inc. investment grade credit ratings:

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Commercial paper rated A by Standard & Poor’s Corporation has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better; the issuer has access to at least two adequate channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.  The relative strength or weakness of the above factors determines whether an issuer’s commercial paper is rated A-1, A-2, or A-3.

Issuers rated Prime-1 by Moody’s Investors Services, Inc., are considered to have superior capacity of repayment of short-term promissory obligations.  Such repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following is a description of Fitch, Inc. short-term credit ratings:

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

PART C                                                    OTHER INFORMATION

ITEM 23.                                               EXHIBITS

a.                                       (1) Amendment (Name Change) to Declaration of Trust dated November 6, 2001 (incorporated by reference to Registrant’s Post-Effective Amendment No. 26, File No. 33-7699, and filed through Edgar on 01/29/2002).

(2) Declaration of Trust (incorporated by reference to Registrant’s Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

b.                                      By-Laws (incorporated by reference to Registrant’s Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

c.                                       Instruments Defining Rights of Security Holders. Not Applicable.

d.                                      (1) Addendum to Management Agreement, dated May 17, 2005 (incorporated by reference to Registrant’s Post-Effective Amendment No. 33, File No. 33-7699, and filed through Edgar on 06/30/2005).

(2) Assumption Agreement, dated February 1, 2004, for Management Agreement (incorporated by reference to Registrant’s Post-Effective Amendment No. 30, File No. 33-7699, and filed on Edgar on 11/23/2004).

(3) Management Agreement (incorporated by reference to Registrant’s Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

e.                                       (1) Assumption Agreement between Ariel Distributors, LLC and Ariel Investment Trust, dated October 31, 2006 (incorporated by reference to Registrant’s Post-Effective Amendment No. 36, File No. 33-7699, and filed through Edgar on 01/30/2007).

(2) Addendum to Underwriting Agreement between Ariel Distributors, Inc. and Ariel Growth Fund d/b/a Ariel Investment Trust, dated May 17, 2005 (incorporated by reference to Registrant’s Post-Effective Amendment No. 33, File No. 33-7699, and filed through Edgar on 06/30/2005).

(3) Addendum to Underwriting Agreement between Ariel Distributors, Inc. and Ariel Growth Fund d/b/a Ariel Investment Trust, dated October 15, 2001 (incorporated by reference to Registrant’s Post-Effective Amendment No. 25, File No. 33-7699, and filed through Edgar on 10/24/2001).

(4) Underwriting Agreement (incorporated by reference to Registrant’s Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

f.                                         Not Applicable.

g.                                      (1) Second Amendment to Custody Agreement and Agency Agreement, dated March 2,

2004 (incorporated by reference to Registrant’s Post-Effective Amendment No. 34, File No. 33-7699, and filed through Edgar on 11/18/2005).

(2) Custody Agreement (incorporated by reference to Registrant’s Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

h.                                      (1) Transfer Agent Servicing Agreement between Ariel Investment Trust and U.S. Bancorp Fund Services, LLC, dated July 6, 2007.

(2) Fee Waiver Agreement, dated August 23, 2007.

i.                                          Consent of Counsel.

j.                                          Consent of Independent Auditor.

k.                                       Not Applicable.

l.                                          Not Applicable.

m.                                    Rule 12b-1 Distribution Plan (incorporated by reference to Registrant’s Post-Effective Amendment No. 33, File No. 33-7699, and filed through Edgar on 06/30/2005).

n.                                      Plan Pursuant to Rule 18f-3 (incorporated by reference to Registrant’s Post-Effective Amendment No. 15, File No. 33-7699, and filed through Edgar on 06/06/1995).

o.                                      Schedule for Computation of Performance Quotation (incorporated by reference to Registrant’s Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

p.                                      Code of Ethics of Investment Adviser and Principal Underwriter, as amended October 10, 2005 (incorporated by reference to Registrant’s Post-Effective Amendment No. 34, File No. 33-7699, and filed through Edgar on 11/18/2005).

q.                                      (1) Power of Attorney of William M. Lewis, Jr., executed as of January 22, 2008.

(2) Power of Attorney of H. Carl McCall and James M. Williams, executed as of January 26, 2007 (incorporated by reference to Registrant’s Post-Effective Amendment No. 36, File No. 33-7699, and filed through Edgar on 01/30/2007).

(3) Power of Attorney of Thomas Herman, executed as of November 15, 2005 (incorporated by reference to Registrant’s Post-Effective Amendment No. 34, File No. 33-7699, and filed through Edgar on 11/18/2005).

(4) Power of Attorney of Ariel Investment Trust Trustees and Officers, executed as of November 15, 2004 (incorporated by reference to Registrant’s Post-Effective Amendment No. 30, File No. 33-7699, and filed on Edgar on 11/23/2004).

ITEM 24.                                               PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not Applicable.

ITEM 25.                                               INDEMNIFICATION

Section 4 of Article XI of the Registrant’s Declaration of Trust (exhibit 23(a) to this registration statement, which is incorporated herein by reference) provides that Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of his office.

The Registrant, its trustees and officers, Ariel Capital Management, LLC (“Ariel”, the investment adviser to Registrant) and certain affiliated persons of Ariel and affiliated persons of such persons are insured under insurance maintained by Registrant and Ariel, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees, directors or officers. The policy expressly excludes coverage for any trustee or officer for loss on account of a claim for libel, slander or defamation; a dishonest, fraudulent or criminal act, where such act is established in fact; and personal profit, advantage or remuneration gained in fact by any trustee or officer, to which they were not legally entitled.

ITEM 26.                                               BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Ariel, the Registrant’s investment adviser, renders investment advisory services to individual, institutional and pension and profit-sharing plan accounts. The governing member of Ariel is Ariel Capital Management Holdings, Inc. The following directors of the governing member have been engaged in other professions and/or employment capacities of a substantial nature during the Registrant’s past two fiscal years, as indicated below. Information responsive to this item for John W. Rogers, Jr., Mellody L. Hobson and Merrillyn J. Kosier, interested Trustees of the Registrant and officers of Ariel and Ariel Capital Management Holdings, Inc., may be found in the Statement of Additional Information.

Name and Title with Adviser	Name of Company Principal Business Address	Capacity

James E. Bowman, Jr., M.D. Director	University of Chicago Dept. of Pathology Chicago, IL 60637	Professor Emeritus

Barbara Burrell Director	Burrell Realty 401 N. Michigan Avenue Suite 1300 Chicago, IL 60611	President and Broker

Henry B. Pearsall Director	Pearsall et Pere 1640 W. Hubbard Chicago, IL 60622	Principal

Robert I. Solomon Director	Ariba, Inc. 6 E. Scott Street, Unit #6 Chicago, IL 60610	Director of Strategic Accounts

David J. Vitale Director	Chicago Board of Education 125 S. Clark Street, 5th Floor Chicago, IL 60603	Chief Administrative Officer

Paula Wolff Director	Chicago Metropolis 2020 30 W. Monroe Street, 18th Floor Chicago, IL 60603	Senior Executive

ITEM 27.                                               PRINCIPAL UNDERWRITERS

(a)                                  Ariel Distributors, LLC, located at 200 East Randolph Drive, Suite 2900, Chicago, IL  60601, serves as the principal underwriter of the Registrant. Ariel Distributors, LLC does not act as principal underwriter for any other investment company.

(b)                                 Positions of Ariel Distributors, LLC’s Officers and Managers:

Name and Principal Business Address	Position(s) with Underwriter	Position(s) with Registrant

Merrillyn J. Kosier	President, Chairman and Manager	Vice President and Trustee

Thomas Herman	Vice President, Treasurer and Manager	Vice President and Treasurer

Wendy Fox	Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	None

Mellody L. Hobson	Vice President	Chairman, President and Trustee

Mareilé B. Cusack	Secretary	None

Sheldon R. Stein	Assistant Secretary	Vice President and Assistant Secretary

Susan L. Schoenberger	Assistant Secretary	None

Roger Schmitt	Vice President and Business Continuity Representative	None

Yvonne Towers	Vice President and Controller	None

The business address of the above individuals is 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

ITEM 28.                                               LOCATION OF ACCOUNTS AND RECORDS.

Shareholder records are located at the Transfer Agent, U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI  53202.

Portfolio accounting records are located at the Custodian, State Street Kansas City, 801 Pennsylvania BJ 4N, Kansas City, Missouri 64105.

Certain back-up electronic books and records are located at Iron Mountain National Underground Storage Facility, 1137 Branchton Road, Boyers, Pennsylvania 16020.

All other records relating to Ariel Investment Trust are located at State Street Kansas City, 801 Pennsylvania BJ 4N, Kansas City, Missouri 64105.

All records required for inspection by the Securities and Exchange Commission will be made available upon reasonable notice at the offices of the Registrant, 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

ITEM 29.                                               MANAGEMENT SERVICES.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 23rd day of January 2008.

ARIEL INVESTMENT TRUST

By:	/s/ Sheldon R. Stein
Sheldon R. Stein,
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Mellody L. Hobson*	Principal Executive Officer,	January 23, 2008
Mellody L. Hobson	President and Trustee

Thomas Herman*	Principal Financial Officer,	January 23, 2008
Thomas Herman	Principal Accounting Officer,
Vice President and Treasurer

*By:	/s/ Sheldon R. Stein
Sheldon R. Stein,
Attorney-in-fact

*Sheldon R. Stein signs this document on behalf of the Registrant pursuant to the Powers of Attorney filed as Exhibit 23(q)(1) to Post-Effective Amendment No. 34 and as Exhibit 23(q) to Post-Effective Amendment No. 30.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Mario Baeza*	Trustee	January 23, 2008
Mario Baeza

James Compton*	Trustee	January 23, 2008
James Compton

William C. Dietrich*	Trustee	January 23, 2008
William C. Dietrich

Royce N. Flippin, Jr.*	Lead Independent Trustee	January 23, 2008
Royce N. Flippin, Jr.

John G. Guffey, Jr.*	Trustee	January 23, 2008
John G. Guffey, Jr.

Christopher G. Kennedy*	Trustee	January 23, 2008
Christopher G. Kennedy

H. Carl McCall*	Trustee	January 23, 2008
H. Carl McCall

Mellody Hobson*	Chairman	January 23, 2008
Mellody Hobson

Merrillyn J. Kosier*	Trustee	January 23, 2008
Merrillyn J. Kosier

John W. Rogers, Jr.*	Trustee	January 23, 2008
John W. Rogers, Jr.

James M. Williams*	Trustee	January 23, 2008
James M. Williams

William M. Lewis, Jr.*	Trustee	January 23, 2008
William M. Lewis, Jr.

*By:	/s/ Sheldon R. Stein
Sheldon R. Stein,
Attorney-in-fact

*Sheldon R. Stein signs this document on behalf of each of the foregoing persons pursuant to the Powers of Attorney filed herewith as Exhibit 23(q)(1), filed as Exhibits 23(q)(1) and 23(q)(2) to Post-Effective Amendment No. 36, and filed as Exhibit 23(q) to Post-Effective Amendment No. 30.